Exhibit 99.1

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                             AMENDED AND RESTATED


                        POOLING AND SERVICING AGREEMENT


                                     Among


                         CARD ACQUISITION FUNDING LLC
                                as Transferor,


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                  as Servicer


                                      and


                            BANKERS TRUST COMPANY,
                                  as Trustee


                        POOLING AND SERVICING AGREEMENT


                           Dated as of June 1, 1993


                                      and


                             AMENDED AND RESTATED
                            as of February 5, 2002




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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
                                   ARTICLE I
                                  Definitions

SECTION 1.01.   Definitions..................................................1
SECTION 1.02.   Other Definitional Provisions...............................19

                                  ARTICLE II
                           Conveyance of Receivables

SECTION 2.01.   Conveyance of Receivables...................................20
SECTION 2.02.   Acceptance by Trustee; Permitted Trust Activities...........22
SECTION 2.03.   Representations and Warranties of the Transferors
                  Relating to the Transferors...............................23
SECTION 2.04.   Representations and Warranties of the Transferors
                  Relating to the Agreement and Any Supplement
                  and the Receivables.......................................25
SECTION 2.05.   Reassignment of Ineligible Receivables......................28
SECTION 2.06.   Reassignment of Receivables in Trust Portfolio..............29
SECTION 2.07.   Covenants of the Transferors................................30
SECTION 2.08.   Addition of Accounts........................................32
SECTION 2.09.   Removal of Accounts.........................................36
SECTION 2.10.   Account Allocations.........................................38

                                  ARTICLE III
                  Administration and Servicing of Receivables

SECTION 3.01.   Acceptance of Appointment and Other Matters Relating
                  to the Servicer...........................................38
SECTION 3.02.   Servicing Compensation......................................40
SECTION 3.03.   Representations, Warranties and Covenants of the
                  Servicer..................................................40
SECTION 3.04.   Reports and Records for the Trustee.........................43
SECTION 3.05.   Annual Certificate of Servicer..............................43

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SECTION 3.06.   Annual Servicing Report of Independent Public
                  Accountants, Copies of Reports Available..................43
SECTION 3.07.   Tax Treatment...............................................45
SECTION 3.08.   Notices to the Bank.........................................45
SECTION 3.09.   Adjustments.................................................45
SECTION 3.10.   Reports to the Commission...................................46

                                  ARTICLE IV

                       Rights of Certificateholders and
                   Allocation and Application of Collections

SECTION 4.01.   Rights of Certificateholders................................46
SECTION 4.02.   Establishment of Collection Account and Special
                  Funding Account...........................................47
SECTION 4.03.   Collections and Allocations.................................49
SECTION 4.04.   Shared Principal Collections................................52
SECTION 4.05.   Additional Finance Charges..................................52

                                   ARTICLE V
                Distributions and Reports to Certificateholders


                                  ARTICLE VI
                               The Certificates

SECTION 6.01.   The Certificates............................................53
SECTION 6.02.   Authentication of Certificates..............................53
SECTION 6.03.   New Issuances...............................................54
SECTION 6.04.   Registration of Transfer and Exchange of Certificates.......55
SECTION 6.05.   Mutilated, Destroyed, Lost or Stolen Certificates...........58
SECTION 6.06.   Persons Deemed Owners.......................................58
SECTION 6.07.   Appointment of Paying Agent.................................59

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SECTION 6.08.   Access to List of Registered Certificateholders'
                  Names and Addresses.......................................59
SECTION 6.09.   Authenticating Agent........................................60
SECTION 6.10.   Book-Entry Certificates.....................................61
SECTION 6.11.   Notices to Clearing Agency..................................61
SECTION 6.12.   Definitive Certificates.....................................62
SECTION 6.13.   Global Certificate; Exchange Date...........................62
SECTION 6.14.   Meetings of Certificateholders..............................63

                                  ARTICLE VII
                   Other Matters Relating to the Transferors

SECTION 7.01.   Liability of the Transferors................................65
SECTION 7.02.   Merger or Consolidation of, or Assumption of the
                  Obligations of, the Transferors...........................66
SECTION 7.03.   Limitations on Liability of the Transferors.................67
SECTION 7.04.   Liabilities.................................................68

                                 ARTICLE VIII
                    Other Matters Relating to the Servicer

SECTION 8.01.   Liability of the Servicer...................................68
SECTION 8.02.   Merger or Consolidation of, or Assumption of the
                  Obligations of, the Servicer..............................68
SECTION 8.03.   Limitation on Liability of the Servicer and Others..........69
SECTION 8.04.   Servicer Indemnification of the Trust and the Trustee.......70
SECTION 8.05.   The Servicer Not To Resign..................................70
SECTION 8.06.   Access to Certain Documentation and Information Regarding
                  the Receivables...........................................70
SECTION 8.07.   Delegation of Duties........................................71
SECTION 8.08.   Examination of Records......................................71

                                  ARTICLE IX
                                Pay Out Events

SECTION 9.01.   Pay Out Events..............................................71
SECTION 9.02.   Additional Rights upon the Occurrence of Certain Events.....73

                                   ARTICLE X
                               Servicer Defaults

SECTION 10.01.   Servicer Defaults..........................................74
SECTION 10.02.   Trustee To Act:  Appointment of Successor..................76
SECTION 10.03.   Notification to Certificateholders.........................78


                                  ARTICLE XI
                                  The Trustee

SECTION 11.01.   Duties of Trustee..........................................78
SECTION 11.02.   Certain Matters Affecting the Trustee......................80
SECTION 11.03.   Trustee Not Liable for Recitals in Certificates............81
SECTION 11.04.   Trustee May Own Certificates...............................81
SECTION 11.05.   The Servicer To Pay Trustee's Fees and Expenses............81
SECTION 11.06.   Eligibility Requirements for Trustee.......................81
SECTION 11.07.   Resignation or Removal of Trustee..........................82
SECTION 11.08.   Successor Trustee..........................................82
SECTION 11.09.   Merger or Consolidation of Trustee.........................83
SECTION 11.10.   Appointment of Co-Trustee or Separate Trustee..............83
SECTION 11.11.   Tax Returns................................................84
SECTION 11.12.   Trustee May Enforce Claims Without Possession of
                   Certificates.............................................84
SECTION 11.13.   Suits for Enforcement......................................84
SECTION 11.14.   Rights of Certificateholders To Direct Trustee.............85
SECTION 11.15.   Representations and Warranties of Trustee..................86

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SECTION 11.16.   Maintenance of Office or Agency............................86

                                  ARTICLE XII
                                  Termination

SECTION 12.01.   Termination of Trust.......................................86
SECTION 12.02.   Final Distribution.........................................87
SECTION 12.03.   Transferors' Termination Rights............................88


                                 ARTICLE XIII
                           Miscellaneous Provisions

SECTION 13.01.   Amendment; Waiver of Past Defaults.........................88
SECTION 13.02.   Protection of Right, Title and Interest to Trust...........90
SECTION 13.03.   Limitation on Rights of Certificateholders.................91
SECTION 13.04.   GOVERNING LAW..............................................91
SECTION 13.05.   Notices; Payments..........................................91
SECTION 13.06.   Rule 144A Information......................................92
SECTION 13.07.   Severability of Provisions.................................92
SECTION 13.08.   Assignment.................................................93
SECTION 13.09.   Certificates Nonassessable and Fully Paid..................93
SECTION 13.10.   Further Assurances.........................................93
SECTION 13.11.   Nonpetition Covenant.......................................93
SECTION 13.12.   No Waiver; Cumulative Remedies.............................93
SECTION 13.13.   Counterparts...............................................93
SECTION 13.14.   Third-Party Beneficiaries..................................94
SECTION 13.15.   Actions by Certificateholders..............................94
SECTION 13.16.   Merger and Integration.....................................94
SECTION 13.17.   Headings...................................................94
SECTION 13.18.   Construction of Agreement..................................94
SECTION 13.19.   Characterization of the Trust..............................94

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                                  ARTICLE XIV
                             Transition Provisions

SECTION 14.01.   Substitution Date..........................................95
SECTION 14.02.   Assumption.................................................95



EXHIBITS

Exhibit A      Form of Assignment of Receivables in Additional Accounts
Exhibit B      Form of Reassignment of Receivables in Removed Accounts
Exhibit C      Form of Annual Servicer's Certificate
Exhibit E-1    Private Placement Legend
Exhibit E-2    Representation Letter
Exhibit E-3    ERISA Legend
Exhibit F      Form of Depository Agreement
Exhibit G-1    Form of Certificate of Foreign Clearing Agency
Exhibit G-2    Form of Alternate Certificate to be Delivered to Foreign
                 Clearing Agency
Exhibit G-3    Form of Certificate to be Delivered to Foreign Clearing Agency
Exhibit H-1    Form of Opinion of Counsel with Respect to Amendments
Exhibit H-2    Form of Opinion of Counsel with Respect to Accounts
Exhibit H-3    Form of Annual Opinion of Counsel

SCHEDULES

Schedule 1     List of Accounts (Deemed Incorporated)

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                         POOLING AND SERVICING AGREEMENT dated as of June 1,
                    1993, and amended and restated on February 5, 2002, among CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, a banking corporation organized and existing under the laws of the United States ("Chase USA"; in its capacity as Servicer hereunder, the "Servicer"); CARD ACQUISITION FUNDING LLC, a Delaware limited liability company ("LLC" and, after the Substitution Date, "Transferor"); CHASE USA in its capacity as Transferor hereunder prior to the Subsitution Date, and BANKERS TRUST COMPANY, a New York banking corporation not in its individual capacity, but solely as Trustee ("Trustee").

          WHEREAS, the parties hereto desire to amend and restate the Pooling and Servicing Agreement to read in its entirety as set forth below;

          WHEREAS, the parties hereto desire that LLC agree pursuant hereto to assume all of the covenants and obligations of the Transferor hereunder; and

          WHEREAS, concurrently with the amendment and restatement of the Pooling and Servicing Agreement, Chase USA is contributing in part and selling in part the Transferor Interest to LLC.

          NOW, THEREFORE, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement, the parties hereto hereby agree that effective on and as of the Substitution Date (as defined in Section 14), the Pooling and Servicing Agreement (including, to the extent provided for herein, schedules and exhibits thereto) is hereby amended to read in its entirety as set forth below.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Certificateholders and any Series Enhancer to the extent provided herein and in any Supplement:

                                  ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "Account" shall mean each Initial Account and each Additional Account, but shall exclude any Account all the Receivables in which are either reassigned or assigned to a Transferor or its designee or the Servicer in accordance with the terms of this Agreement. "Account" shall also mean each account into which an Account is transferred (a "Transferred Account"); provided that (a) such transfer is made in accordance with the Lending Guidelines and (b) such Transferred Account can be traced or identified, by reference to or by way of the computer files or microfiche lists delivered to the Trustee pursuant to Section 2.01 or 2.08(g), as an account into which an Account has been transferred. The term "Account" shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto, and the term "Account" shall be deemed to refer to any Removed Account only prior to the Removal Date with respect thereto.

          "Account Owner" shall mean Chase USA and, when the context so requires, its predecessors in interest hereunder, and its successors and assigns and any Additional Account Owner.

          "Accumulation Period" shall mean, with respect to any Series, the period, if any, specified as such in the related Supplement.

          "Act" shall mean the Securities Act of 1933, as amended.

          "Addition" shall mean the designation of additional Eligible Accounts to be included as Accounts or of Participation Interests to be included as Trust Assets pursuant to Section 2.08(a), (b) or (c).

          "Addition Date" shall mean (a) with respect to Additional Accounts, the date on which the Receivables in such Additional Accounts are conveyed to the Trust pursuant to Section 2.08(a), (b) or (c) and (b) with respect to Participation Interests, the date from and after which such Participation Interests are to be included as Trust Assets pursuant to Section 2.08(a) or
(b).

          "Additional Account" shall mean each revolving credit card account or other revolving credit account established pursuant to a Lending Agreement, which account is designated pursuant to Section 2.08(a), (b) or (c) to be included as an Account and is identified in a computer file or microfiche list delivered to the Trustee by the applicable Transferor pursuant to Sections
2.01 and 2.08(g).

          "Additional Account Owner" shall have the meaning specified in
Section 2.08(h).

          "Additional Cut-Off Date" shall mean the date as of which any Additional Accounts or Participation Interests are to be included in the Trust, as specified in the related Assignment.

          "Additional Finance Charges" shall have the meaning specified in
Section 4.05.

          "Additional Transferor" shall have the meaning specified in Section 2.08(f).

          "Adjustment Payment" shall have the meaning specified in Section 3.09(a).

          "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Aggregate Addition Limit" shall mean the number of accounts designated as Automatic Additional Accounts, without prior Rating Agency consent, and designated as Additional Accounts pursuant to Section 2.08(a), without the prior Rating Agency notice described under Section 2.08(d)(v), which would either (x) with respect to any of the three consecutive Monthly Periods commencing in January, April, July and October of each calendar year commencing in July 1993 equal 15% of the number of Accounts as of the first day of the calendar year during which such Monthly Periods commence (or the Trust Cut-Off Date, in the case of 1993) or (y) with respect to any twelve-month period equal 20% of the number of Accounts as of the first day of such twelve-month period.

          "Agreement" shall mean this Pooling and Servicing Agreement as amended and restated and all amendments hereof and supplements hereto, including, with respect to any Series or Class, the related Supplement.

          "Allocated Interchange" shall have the meaning set forth in the Receivables Purchase Agreement.

          "Applicants" shall have the meaning specified in Section 6.08.

          "Appointment Date" shall have the meaning specified in Section
9.02(a).

          "Assignment" shall have the meaning specified in Section 2.08(g).

          "Authorized Newspaper" shall mean any newspaper or newspapers of general circulation in the Borough of Manhattan, The City of New York, printed in the English language (and, with respect to any Series or Class, if and so long as the Investor Certificates of such Series or Class are listed on the Luxembourg Stock Exchange and such exchange shall so require, in Luxembourg, printed in any language satisfying the requirements of such exchange) and customarily published on each business day at such place, whether or not published on Saturdays, Sundays or holidays.

          "Automatic Additional Account" shall mean each revolving credit card account or other revolving credit account established pursuant to a Lending Agreement, which account is designated pursuant to Section 2.08(c) to be included as an Account and is identified in a computer file or microfiche list delivered to the Trustee by the applicable Transferor pursuant to Sections
2.01 and 2.08(g).

          "Bank" shall mean Chase USA and its successors and assigns.

          "Bank Portfolio" shall mean the MasterCard and VISA credit card accounts owned by Chase USA.

          "Base Interest" shall mean the interest of the Transferor and any Additional Transferors in the Trust.

          "Bearer Certificates" shall have the meaning specified in Section
6.01.

          "Benefit Plan" shall have the meaning specified in Section 6.04(c).

          "Book-Entry Certificates" shall mean beneficial interests in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.10.

          "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed or (c) prior to the Servicing Transition Date, any other day on which national banking associations or state banking institutions in Tilton, New Hampshire or San Francisco, California, are authorized or obligated by law, executive order or governmental decree to be closed.

          "Certificate" shall mean any one of the Investor Certificates.

          "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "Certificate Rate" shall mean, with respect to any Series or Class, the certificate rate specified therefor in the related Supplement.

          "Certificate Register" shall mean the register maintained pursuant to Section 6.04, providing for the registration of the Registered Certificates and transfers and exchanges thereof.

          "Certificateholders" or "Holder" shall mean an Investor
Certificateholder or an owner of the Transferors' Interest.

          "Certificateholders' Interest" shall have the meaning specified in Section 4.01.

          "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series.

          "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Clearstream" shall mean Clearstream Banking, societe anonyme.

          "Closing Date" shall mean, with respect to any Series, the closing date specified in the related Supplement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Collection Account" shall have the meaning specified in Section
4.02.

          "Collections" shall mean (a) all payments (excluding Insurance Proceeds and other amounts constituting Recoveries of Principal Receivables or Finance Charge Receivables) received by the Servicer in respect of the Receivables, in the form of cash, checks (to the extent collected), wire transfers, ATM transfers or other form of payment in accordance with the Lending Agreement in effect from time to time on any Receivables and, (b) with respect to any Monthly Period, the Allocated Interchange to be paid to the Transferor pursuant to the Receivables Purchase Agreement.

          "Commission" shall have the meaning specified in Section 3.10.

          "Corporate Trust Office" shall have the meaning specified in Section 11.16.

          "Coupon" shall have the meaning specified in Section 6.01.

          "Date of Processing" shall mean, with respect to any transaction, the Business Day such transaction is first recorded under the Servicer's (or, in the case of any Transferor, such Transferor's) customary and usual servicing practices on the Servicer's (or, in the case of any Transferor, such Transferor's) computer file of consumer revolving accounts.

          "Defaulted Amount" shall mean, with respect to any Monthly Period, an amount (which shall not be less than zero) equal to (a) the amount of Principal Receivables which became Defaulted Receivables in such Monthly Period, minus (b) the sum of (i) the amount of any Defaulted Receivables included in any Account the Receivables in which a Transferor or the Servicer became obligated to accept reassignment or assignment in accordance with the terms of this Agreement during such Monthly Period, (ii) the amount of Recoveries received in such Monthly Period with respect to Finance Charge Receivables and Principal Receivables previously charged off as uncollectible and (iii) the excess, if any, for the immediately preceding Monthly Period of the sum computed pursuant to this clause (b) for such Monthly Period over the amount of Principal Receivables which became Defaulted Receivables in such Monthly Period; provided, however, that, if an Insolvency Event occurs with respect to any Transferor, the amount of such Defaulted Receivables which are subject to reassignment to such Transferor in accordance with the terms of this Agreement shall not be added to the sum so subtracted and, if any of the events described in Section 10.01(d) occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to reassignment or assignment to the Servicer in accordance with the terms of this Agreement shall not be added to the sum so subtracted.

          "Defaulted Receivable" shall mean, with respect to any Monthly Period, all Principal Receivables in any Account which are charged off as uncollectible in such Monthly Period in accordance with the Lending Guidelines and the Servicer's customary and usual servicing procedures for servicing revolving credit card and other consumer revolving credit account receivables comparable to the Receivables. A Principal Receivable in any Account shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged off on the Servicer's computer master file of consumer credit accounts but, in any event, shall be deemed a Defaulted Receivable no later than the day such Account becomes 180 days delinquent (210 days after the date of the billing statement) unless the Obligor cures such default by making a partial payment which satisfies the criteria for curing delinquencies set forth in the Lending Guidelines of the Transferor which owns such Accounts.

          "Definitive Certificates" shall have the meaning specified in
Section 6.10.

          "Definitive Euro-Certificates" shall have the meaning specified in
Section 6.13.

          "Deposit Date" shall mean each day on which the Servicer deposits Collections in the Collection Account.

          "Depositaries" shall mean the Person specified in the applicable Supplement, in its capacity as depositary for the respective accounts of any Clearing Agency or any Foreign Clearing Agencies.

          "Depository Agreement" shall mean, with respect to any Series or Class, the agreement among the Transferors, the Trustee and the initial Clearing Agency substantially in the form of Exhibit F.

          "Determination Date" shall mean the third Business Day prior to each Distribution Date.

          "Distribution Date" shall mean the 15th day of each calendar month during the term hereof, or, if such 15th day is not a Business Day, the next succeeding Business Day.

          "Document Delivery Date" shall mean the first Closing Date in the case of Initial Accounts and the Addition Date in the case of Additional Accounts.

          "Early Amortization Period" shall mean, with respect to any Series, the period beginning at the close of business on the Business Day immediately preceding the day on which a Pay Out Event is deemed to have occurred with respect to such Series, and ending upon the earlier to occur of (a) the payment in full to the Investor Certificateholders of such Series of the Invested Amount with respect to such Series and the payment in full to any applicable Series Enhancer with respect to such Series of the Enhancement Invested Amount, if any, with respect to such Series and (b) the Series Termination Date with respect to such Series.

          "Eligible Account" shall mean a revolving credit card account or other consumer revolving credit account owned by the Account Owner which as of the Trust Cut-Off Date with respect to an Initial Account or as of the related Addition Date with respect to an Additional Account: (a) is in existence and maintained with the Account Owner or an Affiliate thereof on the Trust Cut-Off Date or the Addition Date, as the case may be; (b) is payable in United States dollars; (c) except as provided below, has not been identified as an account the credit cards or checks, if any, with respect to which have been reported to the Account Owner as having been lost or stolen; (d) the Obligor of which has provided, as his or her billing address at the date such account was opened, an address located in the United States (or its territories or possessions or a military address); (e) has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any person (except pursuant to the Receivables Purchase Agreement or this Agreement), unless any such pledge or assignment is released on or before the initial Closing Date or the Addition Date, as applicable; (f) except as provided below, does not have any Receivables which are Defaulted Receivables; and (g) except as provided below, does not have any Receivables which have been identified by the Account Owner or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card or check. Eligible Accounts may include accounts, the receivables of which have been written off, or with respect to which the Servicer believes the related Obligor is bankrupt, or as to which certain receivables have been identified by the Obligor as having been incurred as a result of fraudulent use of any credit cards or checks, or as to which any credit cards or checks have been reported to the Account Owner as lost or stolen; provided that (i) the balance of all receivables included in such accounts is reflected on the books and records of such Transferor (and is treated for purposes of this Agreement) as "zero", and (ii) charging or check writing privileges with respect to all such accounts have been canceled in accordance with the Lending Guidelines and will not be reinstated by the Account Owner or the Servicer.

          "Eligible Deposit Account" shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade.

          "Eligible Institution" shall mean a depository institution (which may be the Trustee) organized under the laws of the United States or any one of the states thereof which at all times (a) has either (i) a long-term unsecured debt rating of A2 or better by Moody's or (ii) a certificate of deposit rating of P-1 by Moody's, (b) has either (i) a long-term unsecured debt rating of AAA by Standard & Poor's or (ii) a certificate of deposit rating of A-1+ by Standard & Poor's and (c) is a member of the FDIC.

          "Eligible Investments" shall mean any of the following:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit (that mature no more than 90 days after the date of investment) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be in the highest investment category of each Rating Agency;

          (c) commercial paper or other short-term obligations (that mature no more than 90 days after the date of investment) having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from each Rating Agency in its highest investment category;

          (d) demand deposits, time deposits and certificates of deposit (that mature no more than 90 days after the date of investment) which are fully insured by the FDIC, with a Person the commercial paper of which has a credit rating from each Rating Agency in its highest investment category;

          (e) notes or bankers' acceptances (that mature no more than 90 days after the date of investment) issued by any depository institution or trust company referred to in (b) above; or

          (f) investments in money market funds rated in the highest investment category by each Rating Agency or otherwise approved in writing by each Rating Agency;

          provided, however, that no obligation of the Transferor or any Additional Account Owner or any Affiliate thereof shall constitute an Eligible Investment.

          "Eligible Receivable" shall mean each Receivable:

          (a) which has arisen under an Eligible Account;

          (b) which was created in compliance with the Lending Guidelines and all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to the Account Owner, the failure to comply with which would have a material adverse effect on Investor Certificateholders;

          (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained or given by the Account Owner in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner of its obligations, if any, under the related Lending Agreement have been duly obtained or given and are in full force and effect as of such date of creation of such Receivable;

          (d) as to which, at the time of its transfer to the Trust, the Transferor transferring the Receivables or the Trust will have good and marketable title free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Account Owner is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

          (e) which has been the subject of either a valid transfer and assignment from such Transferor to the Trust of all such Transferor's right, title and interest therein or the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

          (f) which at and after the time of transfer to the Trust is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (g) which constitutes an "account" as defined in Article 9 of the UCC;

          (h) which, at the time of its transfer to the Trustee, has not been waived or modified except as permitted in accordance with Section 3.03(h);

          (i) which, at the time of its transfer to the Trustee, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or as to which the Servicer is required by Section 3.09 to make an adjustment;

          (j) as to which, at the time of its transfer to the Trustee, the Account Owner and such Transferor has satisfied all obligations to be fulfilled at the time it is transferred to the Trustee;

          (k) as to which, at the time of its transfer to the Trustee, neither the Account Owner nor such Transferor has taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trustee, impair the rights of the Trustee or the Certificateholders therein; and

          (l) which, if arising under an Account which was not originated by the Account Owner or an Affiliate of the Account Owner, will not be designated as an Additional Account unless the Rating Agency Condition shall have been satisfied.

          "Eligible Servicer" shall mean the Trustee or an entity which, at the time of its appointment as Servicer,

          (a) is servicing a portfolio of consumer revolving credit card accounts or other consumer revolving credit accounts,

          (b) is legally qualified and has the capacity to service the Accounts,

          (c) is qualified to use the software that is then being used to service the Accounts or obtains the right to use, or has its own, software which is adequate to perform its duties under this Agreement,

          (d) in the sole determination of the Trustee, which determination shall be conclusive and binding, has demonstrated the ability to professionally and competently service a portfolio of similar accounts and

          (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

          "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

          "Enhancement Invested Amount", with respect to any Series, shall have the meaning specified in the related Supplement.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "Euroclear Operator" shall mean Euroclear Bank S.A./N.V., as operator of the Euroclear System.

          "Exchange Date" shall mean, with respect to any Series, any date that is after the related Series Issuance Date, in the case of Definitive Euro-Certificates in registered form, or upon presentation of certification of non-United States beneficial ownership (as described in Section 6.13), in the case of Definitive Euro-Certificates in bearer form.

          "Excluded Series" shall mean any Series designated as such in the relevant Supplement.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

          "FDR" shall have the meaning specified in Section 8.07.

          "Finance Charge Receivables" shall mean, with respect to any Monthly Period, all Receivables that represent amounts billed to the Obligors on any Account at the beginning of such Monthly Period and in respect of (i) Periodic Finance Charges, (ii) Returned Cash Advance Check Fees, (iii) Late Fees, (iv) Overlimit Fees, (v) Returned Payment Check Fees and (vi) all other fees and charges (excluding Principal Receivables). Collections of Finance Charge Receivables, with respect to any Monthly Period, shall include (i) a portion, determined pursuant to Section 2.07(i), of the Allocated Interchange paid to the Account Owner through the MasterCard System, the VISA System and any other similar entity's or organization's system relating to consumer revolving credit card accounts with respect to such Monthly Period.

          "Finance Charge Shortfalls" shall have the meaning specified in
Section 4.05.

          "Floating Allocation Percentage" shall mean, with respect to any Series, the floating allocation percentage specified in the related supplement.

          "Foreign Clearing Agency" shall mean Clearstream and the Euroclear Operator.

          "Global Certificate" shall have the meaning specified in Section 6.13(a).

          "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Group" shall mean, with respect to any Series, the group of Series, if any, in which the related Supplement specifies such Series is to be included.

          "Grouped Charge Off Disposition" shall mean a transaction in which all or substantially all of the assets sold or re-securitized consist of previously charged off amounts.

          "Ineligible Receivables" shall have the meaning specified in Section 2.05(a).

          "Initial Account" shall mean each MasterCard Registered Trademark* and VISA Registered Trademark* account established pursuant to a Lending Agreement between the Account Owner and any Person, and identified by account number and by the Receivable balance in a computer file or microfiche list delivered to the Trustee by the Account Owner on or prior to the first Closing Date pursuant to Section 2.01.

          "Insolvency Event" shall have the meaning specified in Section
9.01(c).

          "Insolvency Proceeds" shall have the meaning specified in Section 9.02(b).

          "Insurance Proceeds" shall mean all Insurance Proceeds as defined in the Receivables Purchase Agreement that are paid to the Transferor as provided in the Receivables Purchase Agreement.

          "Interchange" shall mean interchange fees payable to the Account Owner, in its capacity as credit card issuer, through the MasterCard System, the VISA System and any other similar entity's or organization's system relating to consumer revolving credit card accounts in connection with cardholder charges for goods and services.

          "Interim Processing Agreement" shall mean the Interim Processing Agreement, dated as of January, 2002 between Chase USA and Providian National Bank, as the same may from time to time be amended, modified or otherwise supplemented.

          "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the invested amount specified in the related Supplement.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

          "Investor Certificateholder" shall mean the Person in whose name a Registered Certificate is registered in the Certificate Register or the bearer of any Bearer Certificate (or the Global Certificate, as the case may be) or Coupon.

          "Investor Certificates" shall mean any one of the certificates (including the Bearer Certificates, the Registered Certificates or any Global Certificate) executed by the Transferors and authenticated by or on behalf of the Trustee, substantially in the form attached to the related Supplement.

* MasterCard Registered Trademark and VISA Registered Trademark are registered trademarks of MasterCard International Incorporated and of VISA, USA, Inc., respectively.

          "Late Fees" shall mean the fees specified in the Lending Agreement applicable to each Account for late fees with respect to such Account.

          "Lending Agreement" shall mean, with respect to an Account, the agreements between the Account Owner which owns such Account and the related Obligor, governing the terms and conditions of such Account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such consumer revolving accounts.

          "Lending Guidelines" shall mean, with respect to the Account Owner, such Account Owner's written policies and procedures relating to the operation of its consumer revolving lending business, including, without limitation, the written policies and procedures for determining the creditworthiness of credit card or other revolving credit account customers, the extension of credit to credit card and other revolving credit account customers and relating to the maintenance of credit card and other revolving credit accounts and collection of receivables with respect thereto, as such policies and procedures may be amended, modified, or otherwise changed from time to time in conformance with all Requirements of Law, the failure to comply with which would have a material adverse effect on interests hereunder of Investor Certificateholders.

          "Lien" shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, excluding any lien or filing pursuant to this Receivables Purchase Agreement or this Agreement; provided, however, that any assignment or transfer pursuant to Section 6.03(c) or (d) or Section 7.02 shall not be deemed to constitute a Lien.

          "Limited Liability Company Agreement" shall mean the Limited Liability Company Agreement of LLC, dated February 5, 2002, as the same may from time to time be amended, modified or supplemented.

          "Lockbox Institution" shall have the meaning specified in Section
8.07.

          "Manager" shall mean the lead manager, manager or co-manager or person performing a similar function with respect to an offering of Definitive Euro-Certificates.

          "MasterCard" shall mean MasterCard International Incorporated.

          "Monthly Period" shall mean with respect to each Distribution Date, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month; provided, however, that the initial Monthly Period with respect to any Series will commence on the Cut-Off Date with respect to such Series.

          "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

          "Monthly Servicing Fee" shall have the meaning specified in Section 3.02.

          "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

          "Officer's Certificate" shall mean, unless otherwise specified in this Agreement, a certificate delivered to the Trustee signed by the Chairman of the Board, President, any Vice President or the Treasurer of a Transferor or the Servicer, as the case may be.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Trustee.

          "Overlimit Fees" shall mean the fees specified in the Lending Agreement applicable to each Account for overlimit fees if such fees are provided for with respect to such Account.

          "Participating Transferor" shall have the meaning specified in
Section 2.08(d).

          "Participation Interests" shall have the meaning specified in
Section 2.08(a).

          "Pay Out Event" shall mean, with respect to any Series, each event specified in Section 9.01 and each additional event, if any, specified in the relevant Supplement as a Pay Out Event with respect to such Series.

          "Paying Agent" shall mean any paying agent and co-paying agent appointed pursuant to Section 6.07.

          "Periodic Finance Charges" shall have the meaning specified in the Lending Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

          "Person" shall mean any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity or any other entity of any nature.

          "Principal Allocation Percentage" shall mean, with respect to any Series, the principal allocation percentage specified in the related Supplement.

          "Principal Receivables" shall mean all Receivables that represent amounts charged by Obligors for merchandise and services and cash advances, but shall not include Defaulted Receivables. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Receivables which the related Transferor is unable to transfer as provided in Section 2.10 shall not be included in calculating the aggregate amount of Principal Receivables, except to the extent so provided in Section 2.10.

          "Principal Shortfalls" shall have the meaning specified in Section
4.04.

          "Principal Terms" shall mean, with respect to any Series, (a) the name or designation; (b) the initial principal amount (or method for calculating such amount); (c) the Certificate Rate (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating collections to Certificateholders of such Series; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the method of calculating the servicing fee with respect thereto; (h) the terms of any form of Series Enhancement with respect thereto; (i) the terms on which the Investor Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased by the Transferors or remarketed to other investors; (j) the Series Termination Date; (k) the number of Classes of Investor Certificates of such Series and, if such Series consists of more than one Class, the rights and priorities of each such Class; (l) the extent to which the Investor Certificates of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such Global Certificate or Certificates, the terms and conditions, if any, upon which such Global Certificate may be exchanged, in whole or in part, for Definitive Certificates, and the manner in which any interest payable on a temporary or Global Certificate will be paid); (m) whether the Investor Certificates of such Series may be issued as Bearer Certificates and any limitations imposed thereon; (n) the priority of such Series with respect to any other Series; (o) the Group, if any, to which such Series belongs; and (p) any other terms of such Series.

          "Rating Agency" shall mean, with respect to any outstanding Series or Class, each statistical rating agency selected by the Transferors to rate the Investor Certificates of such Series or Class.

          "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Transferors, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

          "Reassignment" shall have the meaning specified in Section 2.09.

          "Receivable" shall mean any amount owing by the Obligor under an Account from time to time, including amounts owing for purchases of goods and services, cash advances and access charges and amounts payable for Finance Charge Receivables to the extent that such amounts owing have been conveyed by the Account Owner to the Transferor pursuant to the Receivables Purchase Agreement. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. Receivables which become Defaulted Receivables shall not be shown on the Servicer's records as amounts payable (and shall cease to be included as Receivables) on the day on which they become Defaulted Receivables.

          "Receivables Purchase Agreement" shall mean, with respect to LLC, as Transferor, the Receivables Purchase Agreement dated as of February 5, 2002 between Chase USA, as Account Owner, and LLC, as amended and supplemented from time to time and with respect to any Additional Transferor, the receivables purchase agreement entered into by such Additional Transferor or another Account Owner as provided in Section 2.08(h).

          "Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the preceding Monthly Period, except as otherwise provided with respect to a Series in the related Supplement.

          "Recoveries" shall mean (i) with respect to any Monthly Period commencing prior to the Servicing Transition Date, all amounts received by the Servicer with respect to Receivables which have previously become Defaulted Receivables, including Insurance Proceeds, and shall include any cash proceeds received by the Transferors initially upon the sale or re-securitization by the Transferors of Defaulted Receivables removed from the Trust to the extent such sale or re-securitization is made pursuant to a Grouped Charge Off Disposition, and excluding, in the case of any such Defaulted Receivables removed from the Trust, (a) any amount received by the Transferors other than pursuant to a Grouped Charge Off Disposition and (b) any amounts received by the Transferors with respect to Defaulted Receivables removed from the Trust pursuant to a Grouped Charge Off Disposition if such amounts do not constitute cash proceeds received by the Transferors upon the initial sale or re-securitization of such Defaulted Receivables and (ii) with respect to any Monthly Period commencing on or after the Servicing Transition Date, the product of (a) all amounts recorded as recoveries on the Bank Portfolio by the Servicer during such Monthly Period or such shorter period, as the case may be, and (b) a fraction, the numerator of which shall be the Defaulted Receivables for such Monthly Period or shorter period, as applicable, and the denominator of which shall be the aggregate amount of Principal Receivables in the Bank Portfolio which were charged off by the Servicer as uncollectible for such Monthly Period.

          "Registered Certificateholder" shall mean the Holder of a Registered Certificate.

          "Registered Certificates" shall have the meaning specified in
Section 6.01.

          "Removal Date" shall have the meaning specified in Section 2.09(a).

          "Removal Notice Date" shall have the meaning specified in subsection 2.09(a).

          "Removed Accounts" shall have the meaning specified in Section 2.09.

          "Required Designation Date" shall have the meaning specified in
Section 2.08(a).

          "Required Principal Balance" shall mean, as of any date of determination, (a) the sum of the initial Invested Amount of the Investor Certificates of each Series outstanding on such date (other than any Series or portion thereof which is designated in the relevant Supplement as being an Excluded Series) minus (b) the principal amount on deposit in the Special Funding Account on such date; provided, however, if at any time the only Series outstanding are Excluded Series and a Pay Out Event has occurred with respect to one or more of such Series, the Required Principal Balance shall mean (a) the sum of the Invested Amount of each such Excluded Series as of the earliest date on which any such Pay Out Event is deemed to have occurred, minus (b) the principal amount on deposit in the Special Funding Account.

          "Required Transferors' Participation Amount" shall mean, with respect to any date, an amount equal to the product of the Required Transferors' Percentage and the sum of (a) the aggregate amount of Principal Receivables and (b) the aggregate principal amount on deposit in the Special Funding Account on such date.

          "Required Transferors' Percentage" shall mean 7%; provided, however, that the Transferors may reduce or increase the Required Transferors' Percentage upon (x) 30 days' prior notice to the Trustee, each Rating Agency and any Series Enhancer entitled to receive such notice pursuant to the relevant Supplement, (y) satisfaction of the Rating Agency Condition with respect thereto and (z) delivery to the Trustee and each such Series Enhancer of a certificate of a Vice President or more senior officer of each Transferor stating that such Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Series; provided further that the Required Transferors' Percentage shall not at any time be less than 2% nor more than 7%.

          "Requirements of Law" with respect to any Person shall mean the certificate of incorporation, certificate of formation, or articles of association and By-laws or limited liability company agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Responsible Officer" shall mean any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Returned Cash Advance Check Fee" shall mean the fees specified in the Lending Agreement applicable to each Account payable for returned checks drawn on an Account.

          "Returned Payment Check Fee" shall mean the fees specified in the Lending Agreement applicable to each Account for returned payment checks.

          "Revolving Period" shall mean, with respect to any Series, the period specified as such in the related Supplement.

          "Rule 144A" shall mean Rule 144A under the Act, as such Rule may be amended from time to time.

          "Scheduled Amortization Period" shall mean, with respect to any Series, the period, if any, specified as such in the related Supplement.

          "Sellers" shall mean the entity or entities which were, on a specified date, a seller or the sellers to the Trust prior to the Substitution Date.

          "Series" shall mean any series of Investor Certificates established pursuant to a Supplement.

          "Series Account" shall mean any deposit, trust, escrow or similar account maintained for the benefit of the Investor Certificateholders of any Series or Class, as specified in any Supplement.

          "Series Enhancement" shall mean the rights and benefits provided to the Investor Certificateholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement. The subordination of any Class to another Class shall be deemed to be a Series Enhancement.

          "Series Enhancer" shall mean the Person or Persons providing any Series Enhancement, other than the Investor Certificateholders of any Class which is subordinated to another Class.

          "Series Issuance Date" shall mean, with respect to any Series, the date on which the Investor Certificates of such Series are to be originally issued in accordance with Section 6.03 and the related Supplement.

          "Series Termination Date" shall mean, with respect to any Series, the termination date specified in the related Supplement.

          "Service Transfer" shall have the meaning specified in Section
10.01.

          "Servicer" shall mean the Bank, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

          "Servicer Default" shall have the meaning specified in Section
10.01.

          "Servicing Fee" shall have the meaning specified in Section 3.02.

          "Servicing Fee Rate" shall mean, with respect to any Series, the servicing fee rate specified in the related Supplement.

          "Servicing Transition Date" shall mean the first date on which all of the Accounts are processed by FDR.

          "Servicing Officer" shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "SFAS 140" shall mean Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.

          "Shared Principal Collections" shall have the meaning specified in
Section 4.04.

          "Special Funding Account" shall have the meaning specified in
Section 4.02.

          "Standard & Poor's" shall mean Standard & Poor's Corporation or its successor.

          "Substitition Date" shall have the meaning specified in Section
14.01.

          "Successor Servicer" shall have the meaning specified in Section 10.02(a).

          "Supplement" shall mean, with respect to any Series, a Supplement to this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Section 6.03, and all amendments thereof and supplements thereto.

          "Supplemental Interest" shall have the meaning specified in Section 6.03(c).

          "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that, for Federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholders or the Trust.

          "Termination Notice" shall have the meaning specified in Section
10.01.

          "Transfer Agent and Registrar" shall have the meaning specified in
Section 6.04.

          "Transfer Date" shall mean the Business Day immediately preceding each Distribution Date.

          "Transfer Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, deposited into the Collection Account on such Distribution Date in connection with the reassignment of an Ineligible Receivable pursuant to Section 2.05 or 2.07(a) or the reassignment or assignment of a Receivable pursuant to Section 3.03.

          "Transfer Restriction Event" shall have the meaning specified in
Section 2.10.

          "Transferors" prior to the Substitution Date shall mean Chase USA and its predecessors, as Sellers, and on and after the Substitution Date shall mean LLC and any successors and assigns thereof and any Additional Transferor.

          "Transferors' Interest" shall mean, collectively, the Base Interest and any outstanding Supplemental Interest.

          "Transferors' Participation Amount" shall mean at any time of determination an amount equal to the total amount of Principal Receivables and the principal amount on deposit in the Special Funding Account and any Principal Funding Account (as defined in any Supplement) in the Trust at such time minus the aggregate Invested Amounts and Enhancement Invested Amounts, if any, for all outstanding Series at such time.

          "Transferred Account" shall have the meaning set forth in the definition of "Account".

          "Trust" shall mean the common law trust created by this Agreement.

          "Trust Assets" shall have the meaning specified in Section 2.01.

          "Trust Cut-Off Date" shall mean May 31, 1993.

          "Trustee" shall mean Bankers Trust Company in its capacity as trustee on behalf of the Trust, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in the applicable jurisdiction.

          "Unallocated Principal Collections" shall have the meaning specified in Section 4.03(c).

          "United States" shall mean the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. Alien" or "United States Alien" shall mean any corporation, partnership, individual or fiduciary that, as to the United States, and for United States income tax purposes, is (a) a foreign corporation, (b) a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, (c) a nonresident alien individual or
(d) a nonresident alien fiduciary of a foreign estate or trust.

          "U.S. Person" or "United States person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

          "VISA" shall mean VISA U.S.A., Inc.

          SECTION 1.02. Other Definitional Provisions. (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the related Supplement.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable, in the United States. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under such generally accepted accounting principles or regulatory accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The agreements, representations and warranties of each of the Bank, LLC and any Additional Transferor in this Agreement in its capacity as Transferor shall be deemed to be the agreements, representations and warranties of the Bank or LLC or any such Additional Transferor, as the case may be, solely in such capacity and for so long as such entity acts in such capacity under this Agreement; the agreements, representations and warranties of the Bank in this Agreement, as Servicer, shall be deemed to be the agreements, representations and warranties of the Bank solely in such capacity for so long as the Bank, acts in such capacity under this Agreement.

          (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation".

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

          SECTION 2.01. Conveyance of Receivables. By execution of this Agreement, each of the Transferors does hereby transfer, assign, set over and otherwise convey to the Trustee all its right, title and interest in, to and under the Receivables existing (i) at the close of business on the Trust Cut-Off Date, in the case of Receivables arising in the Initial Accounts owned by such Transferor, and (ii) on each Additional Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of the Trust, all moneys due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof and all of such Transferor's rights, title and interest in and to the portion determined pursuant to Section 2.07(i) of all Allocated Interchange paid to the Account Owner. Each Transferor does hereby further transfer, assign, set over and otherwise convey to the Trustee all of its rights, remedies, powers, privileges and claims under or with respect to the Receivables Purchase Agreement (whether arising pursuant to the terms of the Receivables Purchase Agreement or otherwise available to the Transferor at law or in equity), including without limitation, the rights of the Transferor to enforce the Receivables Purchase Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the

Receivable Purchase Agreements to the same extent as the Transferor could but for the assignment thereof to the Trustee. The property described in the two preceding sentences, together with all moneys, instruments, investment property, and other property credited to, carried in, or on deposit in the Collection Account, the Series Accounts and any Series Enhancement shall constitute the assets of the Trust (the "Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Trustee, any Investor Certificateholder or any Series Enhancer of any obligation of the Servicer, the Transferors, any Account Owner, any Additional Transferor or any other Person in connection with the Accounts or the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA, MasterCard or insurers. Any reference herein to a conveyance, assignment, or other transfer to or by the Trust shall be construed as, and shall be deemed to mean, a conveyance, assignment, or other transfer to or by the Trustee.

          Each Transferor agrees to record and file, at its own expense, financing statements (and continuation statements and amendments when applicable) with respect to the Receivables now existing and hereafter created in Accounts owned by such Transferor meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the sale and assignment of such Receivables to the Trustee, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Trustee on or prior to the Substitution Date, in the case of such Receivables arising in the Accounts, designated as Accounts on or prior to the Substitution Date and (if any additional filing is necessary) on or prior to each subsequent Addition Date, in the case of such Receivables arising in Additional Accounts. The Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

          Each Transferor further agrees, at its own expense, (a) on or prior to (x) the Substitution Date and (y) each Addition Date thereafter, in the case of Additional Accounts owned by such Transferor, and (z) the applicable Removal Date, in the case of Removed Accounts owned by such Transferor, to indicate in the appropriate computer files that Receivables created in connection with the Accounts owned by such Transferor (other than Removed Accounts) have been conveyed to the Trustee pursuant to this Agreement and (b) on or prior to the applicable Document Delivery Date, to deliver to the Trustee a computer file or microfiche list containing a true and complete list of all such Accounts (other than Removed Accounts) specifying for each such Account, as of the Substitution Date, in the case of the Accounts designated on or prior to the Substitution Date, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account. Such file or list, as supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          The parties hereto intend that each transfer of Receivables and other property pursuant to this Agreement or any Assignment constitutes a sale, and not a secured borrowing, for accounting purposes. If, and to the extent that the transfer is not deemed to be a sale, the applicable Transferor shall be deemed hereunder to have granted and does hereby grant to the

Trustee a first priority perfected security interest in all of its right, title and interest, whether now owned or hereafter acquired, in, to and under all of the Trust Assets, and this Agreement constitutes a security agreement under applicable law.

          SECTION 2.02. Acceptance by Trustee; Permitted Trust Activities. (a) The Trustee hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trustee pursuant to Section 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, on or prior to the Substitution Date, the Transferors delivered to the Trustee the computer file or microfiche list described in Section 2.01 relating to the Accounts designated on or prior to the Substitution Date.

          (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 or otherwise delivered to the Trustee from time to time, except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Trustee, (ii) in connection with the performance of the Trustee's duties hereunder or (iii) in enforcing the rights of Certificateholders. The Trustee agrees to take such measures as shall be reasonably requested by the Account Owner and the Transferors to protect and maintain the security and confidentiality of such information and, in connection therewith, will allow the Bank or the Transferors to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours. The Trustee shall use its best efforts to provide the Account Owner and the Transferors with notice five Business Days prior to any disclosure pursuant to this Section.

          (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement or any Supplement.

          (d) The Trustee hereby agrees not to use any information it obtains pursuant to this Agreement, including any of the account numbers or other information contained in the computer files or microfiche lists marked as
Schedule 1 or otherwise delivered by the Account Owner or the Transferors to the Trustee pursuant to Sections 2.01, 2.08, 2.09 or 3.04(c), to compete or assist any person in competing with the Account Owner or the Transferors in their businesses.

          (e) The purpose of the Trust is to engage in the following activities:

          (i) to accept, acquire and hold, for the benefit of the Certificateholders or any other owners of beneficial interests in the Trust or its assets, (a) Trust Assets and all proceeds thereof, (b) Participation Interests and Series Enhancement, (c) servicing rights with respect to financial assets it holds, and (d) passive derivative financial instruments that pertain to beneficial interests issued or sold to Investor Certificateholders of one or more Series (excluding any Investor Certificates issued or sold to the Transferors or any Affiliate or agent of the Transferors), and passive derivative financial instruments replacing any such instrument that has expired or as to which the obligor has defaulted or been downgraded, provided that all such assets held by the Trust do not involve the Trustee in the making of decisions other than those inherent in servicing or administering the Trust;

          (ii) to issue Series of Investor Certificates and to issue the Transferors' Interest, Supplemental Interests and other beneficial interests in the Trust and its assets from time to time pursuant to this Agreement and related Supplements;

          (iii) to service, administer, collect, protect, invest and distribute the assets of the Trust and the proceeds thereof;

          (iv) to make distributions and payments to Investor
     Certificateholders, to the holders of the Transferors' Interest and any Supplemental Interests, to providers of Series Enhancement and derivative financial instruments and to other owners of beneficial interests in the Trust;

          (v) to service or provide for the servicing of the assets of the Trust and to pay Servicing Fees as provided in this Agreement and the related Supplements, to pay Trustee's fees and expenses and other fees and expenses as provided in this Agreement and the related Supplements and other agreements entered into in connection with the servicing, administration and operation of the Trust and the assets of the Trust;

          (vi) to transfer, assign and otherwise convey any portion of the Trust Assets released from the Trust; and

          (vii) to engage in those activities, including entering into, executing, delivering and performing agreements, certificates, instruments, reports, notices, filings and other documents described in this Agreement and the related Supplements or that are necessary, suitable or convenient to accomplish the foregoing or are incidental to the foregoing or are connected therewith;

provided that the foregoing activities are not contrary to the status of the Trust as a qualified special purpose entity under existing accounting literature.

          The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement and the related Supplements and other related agreements, certificates, instruments and documents.

          SECTION 2.03. Representations and Warranties of the Transferors Relating to the Transferors. Each of the Transferors hereby severally represents and warrants to the Trust on behalf of itself only and not as to any other Transferor and only for so long as it is a Transferor, that as of each Closing Date and as of the Substitution Date:

          (a) Organization and Good Standing. Such Transferor is a limited liability company duly formed, validly existing in good standing under the laws of the state of Delaware, and the Transferor has full power, authority and legal right to own its properties and conduct its consumer revolving lending business or its receivables purchase and transfer business as such properties are presently owned and such business is presently conducted, to execute, deliver and perform its obligations under the Receivables Purchase Agreement and each Assignment thereunder and under this Agreement and each Supplement and to execute and deliver to the Trustee the Certificates pursuant hereto.

          (b) Due Qualification. Such Transferor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to such Transferor, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Lending Agreement relating to any Account or any Receivable transferred to the Trustee by such Transferor unenforceable by such Transferor, the Servicer or the Trustee or would have a material adverse effect on the interests of the Certificateholders hereunder or under any Supplement and the Account Owner is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Account Owner, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Lending Agreement relating to any Account or any Receivables transferred to the Transferor unenforceable by the Account Owner, the Transferor, the Servicer or the Trustee or would have a material adverse effect on the interests of the Certificateholders hereunder or under any Supplement.

          (c) Due Authorization. The execution, delivery and performance of this Agreement and each Supplement by such Transferor, the execution and delivery to the Trustee of the Certificates by such Transferor and the consummation by such Transferor of the transactions provided for in this Agreement and each Supplement have been duly authorized by such Transferor by all necessary corporate action on the part of such Transferor and this Agreement and each Supplement will remain, from the time of its execution, an official record of such Transferor.

          (d) No Conflict. The execution and delivery by such Transferor of this Agreement, each Supplement and the Certificates, the performance by such Transferor of the transactions contemplated by this Agreement and each Supplement and the fulfillment by such Transferor of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Transferor is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution and delivery by such Transferor of this Agreement, each Supplement and the Certificates, the performance by such Transferor of the transactions contemplated by this Agreement and each Supplement and the fulfillment by such Transferor of the terms hereof and thereof will not conflict with or violate any Requirements of Law applicable to such Transferor.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of such Transferor, threatened against such Transferor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Receivables Purchase Agreement, any Supplement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement, any Supplement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, the Receivables Purchase Agreement, or any Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Receivables Purchase Agreement, any Supplement or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust.

          (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by such Transferor of this Agreement, the Receivables Purchase Agreement, each Supplement and the Certificates, the performance by such Transferor of the transactions contemplated by this Agreement, the Receivables Purchase Agreement, and each Supplement and the fulfillment by such Transferor of the terms hereof and thereof, have been obtained; provided, however, that such Transferor makes no representation or warranty regarding state securities or "blue sky" laws in connection with the distribution of the Certificates.

          (h) Insolvency. No Insolvency Event with respect to such Transferor has occurred and the transfer of the Receivables by such Transferor to the Trust has not been made in contemplation of the occurrence thereof.

          The representations and warranties of each Transferor set forth in this Section 2.03 shall survive the transfer and assignment by such Transferor of the respective Receivables to the Trustee. Upon discovery by such Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties by such Transferor set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the others and to each Series Enhancer entitled thereto pursuant to the relevant Supplement. Such Transferor agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach. For purposes of the representations and warranties set forth in this Section 2.03, each reference to a Supplement or Certificates shall be deemed to refer only to those Supplements or Certificates in effect as of the Substitution Date and the relevant Closing Date that were executed and delivered by such Transferor.

          SECTION 2.04. Representations and Warranties of the Transferors Relating to the Agreement and Any Supplement and the Receivables.

          (a) Representations and Warranties. Each of the Transferors hereby severally represents and warrants, as to itself only and not as to any other Transferor, to the Trustee as of the Substitution Date and the date of each Supplement, as of each Closing Date and with respect to Additional Accounts the Receivables in which are being transferred by such Transferor to the Trustee, as of the related Addition Date that:

          (i) the Receivables Purchase Agreement, this Agreement, each Supplement and, in the case of Additional Accounts the Receivables in which are being transferred by such Transferor to the Trustee, the related Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable

     Bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (ii) as of the first Closing Date, and as of the related Addition Date with respect to Additional Accounts the Receivables in which are being transferred by such Transferor to the Trustee, Schedule I to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts owned or designated by such Transferor as of the Trust Cut-Off Date or such Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing in such Accounts is true and correct in all material respects as of the Trust Cut-Off Date or such Additional Cut-Off Date, as the case may be;

          (iii) each Receivable conveyed to the Trustee by such Transferor has been conveyed to the Trustee free and clear of any Lien of any Person claiming through or under such Transferor or any of its Affiliates or the Account Owner (other than Liens permitted under subsection 2.07(b)) and in compliance, in all material respects, with all Requirements of Law applicable to such Transferor;

          (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Account Owner in connection with the conveyance by the Account Owner under the Receivables Purchase Agreement or by such Transferor in connection with the conveyance by such Transferor of Receivables to the Trustee have been duly obtained, effected or given and are in full force and effect;

          (v) either this Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Trustee of all right, title and interest of such Transferor in the Receivables conveyed to the Trustee by such Transferor and the proceeds thereof or, if this Agreement or, in the case of Additional Accounts, the related Assignment does not constitute a sale of such property, it constitutes a grant of a security interest in such property to the Trustee, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements pursuant to Section 2.01 and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trustee shall have a first priority perfected security or ownership interest in such property and proceeds except for Liens permitted under subsection 2.07(b); provided, however, that such security interest in proceeds is perfected only to the extent provided in Section 9-315 of the UCC;

          (vi) except as otherwise expressly provided in this Agreement or any Supplement, neither such Transferor nor any Person claiming through or under such

     Transferor has any claim to or interest in the Collection Account, any Series Account or any Series Enhancement;

          (vii) on the Trust Cut-Off Date, each Initial Account was an Eligible Account and, on the applicable Addition Date, each related Additional Account is an Eligible Account;

          (viii) on the Trust Cut-Off Date, each Receivable then existing in an Account is an Eligible Receivable and, on the applicable Addition Date, each Receivable contained in any related Additional Accounts transferred to the Trustee by such Transferor is an Eligible Receivable;

          (ix) as of the date of the creation of any new Receivable in an Account such Receivable is an Eligible Receivable; and

          (x) no selection procedure has been utilized by the Account Owner or such Transferor which such Transferor reasonably believes would result in a selection of Initial Accounts (from among the available Eligible Accounts owned by the Account Owner on the Trust Cut-Off Date) that would be materially adverse to the interests of the Investor
     Certificateholders.

          (b) Representations and Warranties of the Transferors Relating to Security Interest. Each Transferor hereby makes the following representations and warranties with respect to Receivables transferred by it, and each of the following representations and warranties shall survive until the termination of this Agreement and each shall speak as of the Substitution Date and, with respect to Receivables in Additional Accounts, as of the Addition Date. None of the following representations and warranties shall be waived by any of the parties to this Agreement unless the Rating Agency Condition shall have been satisfied with respect to such waiver.

          (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee in the Receivables, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Transferor.

          (ii) The Receivables transferred by such Transferor constitute "accounts" within the meaning of the applicable UCC.

          (iii) At the time of its transfer of any item of collateral to the Trustee pursuant to this Agreement, such Transferor owned and had good and marketable title to such item of collateral free and clear of any lien, claim or encumbrance of any Person.

          (iv) Such Transferor has caused or will have caused, within ten (10) days of the Substitution Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Trustee pursuant to this Agreement.

          (v) Other than the security interest granted to the Trustee pursuant to this Agreement or an Assignment, such Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables described in Section 2.01 of this Agreement. Such Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of the Receivables other than any financing statement relating to the transfer of the Receivables to the Transferor pursuant to the appropriate Receivables Purchase Agreement and the security interest granted to the Trustee pursuant to this Agreement or an Assignment or that has been terminated. Such Transferor is not aware of any judgment or tax lien filings against such Transferor.

          (c) Notice of Breach. The representations and warranties of each Transferor set forth in this Section 2.04 shall survive the transfer and assignment by such Transferor of Receivables to the Trustee. Upon discovery by such Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties by such Transferor set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the others and to each Series Enhancer entitled thereto pursuant to the relevant Supplement. Such Transferor agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach. For purposes of the representations and warranties set forth in this Section 2.04, each reference to a Supplement shall be deemed to refer only to those Supplements in effect as of the date of the relevant representations or warranties.

          SECTION 2.05. Reassignment of Ineligible Receivables. (a) Reassignment of Receivables. In the event (i) any representation or warranty of a Transferor contained in Section 2.04(a)(ii), (iii), (iv), (vii), (viii),
(ix) or (x) is not true and correct in any material respect as of the date specified therein with respect to any Receivable transferred to the Trustee by such Transferor or an Account owned by such Transferor and as a result of such breach any Receivables in the related Account become Defaulted Receivables or the Trustee's rights in, to or under such Receivables or the proceeds of such Receivables are impaired or such proceeds are not available for any reason to the Trustee free and clear of any Lien, unless cured within 60 days (or such longer period, not in excess of 150 days, as may be agreed to by the Trustee) after the earlier to occur of the discovery thereof by such Transferor or receipt by such Transferor of notice thereof given by the Trustee (and as soon as practicable after such discovery or receipt of notice such Transferor shall endeavor to exclude the aggregate of the Receivables of the related Accounts from the aggregate of the Receivables in the Trust), or (ii) it is so provided in Section 2.07(a) with respect to any Receivables transferred to the Trustee by such Transferor, then such Transferor shall accept reassignment of all Receivables in the related Account ("Ineligible Receivables") on the terms and conditions set forth in paragraph (b) below; provided, however, that such Receivables will not be deemed to be Ineligible Receivables and will not be reassigned to such Transferor if, on any day prior to the end of such 60-day or longer period, (x) either (A) in the case of an event described in clause
(i) above the relevant representation and warranty shall be true and correct in all material respects as if made on such day or (B) in the case of an event described in clause (ii) above the circumstances causing such Receivable to become an Ineligible Receivable shall no longer exist and (y) such Transferor shall have delivered to the Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct.

          (b) Price of Reassignment. The Servicer shall deduct the portion of the Ineligible Receivables reassigned to a Transferor which are Principal Receivables from the aggregate amount of Principal Receivables used to calculate the Transferors' Participation Amount, the Transferors' Interest and the Floating Allocation Percentage and the Principal Allocation Percentage applicable to any Series. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferors' Participation Amount, the Transferors' Participation Amount would be a negative number, not later than 12:00 noon, New York City time, on the first Distribution Date following the Monthly Period in which such reassignment obligation arises, the relevant Transferor shall make a deposit into the Collection Account in immediately available funds in an amount equal to the amount by which the Transferors' Participation Amount would be below zero (up to the amount of such Principal Receivables). Any amount deposited into the Collection Account in connection with the reassignment of an Ineligible Receivable shall be considered a Transfer Deposit Amount and shall be applied in accordance with
Article IV and the terms of each Supplement.

          Upon the deposit, if any, required to be made to the Collection Account as provided in this Section and the reassignment of Ineligible Receivables, the Trustee shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the relevant Transferor, without recourse, representation or warranty, all the right, title and interest of the Trustee in and to such Ineligible Receivables, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the relevant Transferor to effect the conveyance of Ineligible Receivables pursuant to this Section. The obligation of a Transferor to accept reassignment of any Ineligible Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of the Certificateholders) or any Series Enhancer.

          For purposes of subsection 2.05(a) above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Servicer (if the Bank is the Servicer) for more than the applicable period under Section 9-315(d) of the UCC.

          SECTION 2.06. Reassignment of Receivables in Trust Portfolio. In the event any representation or warranty of a Transferor set forth in Section 2.03(a) or (c) or Section 2.04(a)(i), (v) or (vi) is not true and correct in any material respect and such breach has a material adverse effect on the Certificateholders' Interest in the Receivables transferred to the Trustee by such Transferor, then either the Trustee or the Holders of Investor Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all outstanding Investor Certificates, by notice then given to such Transferor and the Servicer (and to the Trustee if given by the Investor Certificateholders), may direct such Transferor to accept a reassignment of the Receivables transferred to the Trust by such Transferor if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or within such longer period, not in excess of 150 days, as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such Receivables will not be reassigned to such Transferor if, on any day prior to the end of such 60-day or longer period (i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) such Transferor shall have delivered to the Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct.

          The relevant Transferor shall deposit in the Collection Account in immediately available funds not later than 12:00 noon, New York City time, on the first Distribution Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed on such Distribution Date in accordance with Article IV and the terms of each Supplement.

          Upon the deposit, if any, required to be made to the Collection Account as provided in this Section and the reassignment of the applicable Receivables, the Trustee shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the relevant Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Trustee in and to such Receivables, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the relevant Transferor to effect the conveyance of such Receivables pursuant to this Section. The obligation of a Transferor to accept reassignment of any Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee) or any Series Enhancer.

          SECTION 2.07. Covenants of the Transferors. Each Transferor hereby covenants as follows as to itself only and not as to any other Transferor:

          (a) Receivables To Be Accounts. Except in connection with the enforcement or collection of an Account, such Transferor will take no action to cause or permit the Account Owner to take any action to cause any Receivable transferred by it to the Trustee to be evidenced as a result of the Transferor's action, by any instrument or chattel paper (as defined in the UCC).

          (b) Security Interests. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable transferred by it to the Trustee, whether now existing or hereafter created, or any interest therein; such Transferor will immediately notify the Trustee of the existence of any Lien on any such Receivable; and such Transferor shall defend the right, title and interest of the Trustee in, to and under such Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor; provided, however, that nothing in this subsection 2.07(b) shall prevent or be deemed to prohibit such Transferor from suffering to exist upon any of the Receivables transferred by it to the Trustee any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if such Transferor or the Account Owner shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (c) Transferors' Interest. Except for the conveyances hereunder, in connection with any transaction permitted by Section 7.02 and as provided in Sections 2.08(f) and 6.03, such Transferor agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferors' Interest and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.

          (d) Delivery of Collections. In the event that such Transferor receives Collections (other than Interchange to be included as Collections of Finance Charge Receivables pursuant to Section 2.07(i)), such Transferor agrees to pay the Servicer all such Collections as soon as practicable after receipt thereof but in no event later than two Business Days after the Date of Processing by the Transferor.

          (e) Notice of Liens. Such Transferor shall notify the Trustee and each Series Enhancer entitled to such notice pursuant to the relevant Supplement promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or Liens permitted under Section 2.07(b).

          (f) Periodic Finance Charges and Other Fees. Such Transferor hereby agrees that it will include in each Receivables Purchase Agreement provisions under which the Account Owner will agree that except as otherwise required by any Requirement of Law, or as is deemed by the Account Owner in its sole discretion to be necessary in order for the Account Owner to maintain its lending business on a competitive basis based on a good faith assessment by the Account Owner of the nature of its competition in the lending business, it shall not at any time reduce the annual percentage rate of the Periodic Finance Charges assessed on the Receivables transferred by it to such Transferor or other fees charged on any of the Accounts owned by it if, as a result of any such reduction, either (i) such Account Owner's reasonable expectation is that such reduction will cause a Pay Out Event to occur or (ii) such reduction is not also applied to any comparable segment of consumer revolving accounts owned by the Account Owner which have characteristics the same as, or substantially similar to, such Accounts.

          (g) Lending Agreements and Guidelines. Such Transferor shall include in the Receivables Purchase Agreement a covenant by the Account Owner to comply with and perform its obligations under the Lending Agreements relating to the Accounts owned by it and the Lending Guidelines and all applicable rules and regulations of MasterCard and VISA or their respective substantial equivalents except insofar as any failure so to comply or perform would not materially and adversely affect the ability of the Account Owner to comply with its obligations under the Receivables Purchase Agreement or the ability of such Transferor to comply with its obligations under this Agreement. The Receivables Purchase Agreement may, however, permit the Account Owner, subject to compliance with all Requirements of Law, to change the terms and provisions of the Lending Agreements or the Lending Guidelines with respect to any of the Accounts owned by it in any respect (including the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if in the reasonable judgment of the Account Owner such change is made applicable to any comparable segment of the consumer revolving accounts owned by the Account Owner which have characteristics the same as, or substantially similar to, such Accounts.

          (h) MasterCard and VISA. Such Transferor shall include in the Receivables Purchase Agreement a covenant by the Account Owner to use its best efforts to remain, either directly or indirectly, a member in good standing of the MasterCard System, the VISA System and any other similar entity's or organization's system relating to any other type of revolving credit card accounts included as Accounts.

          (i) Interchange. On or prior to each Determination Date such Transferor shall notify the Servicer (or notify another Transferor if such other Transferor is notifying the Servicer on behalf of all Transferors) of the amount of the Allocated Interchange received by the Transferor under the Receivables Purchase Agreement and such Allocated Interchange shall be included as Collections of Finance Charge Receivables with respect to the preceding Monthly Period.

          (j) Limited Liability Agreement. The Transferor will not engage in any activity or incur any indebtedness or other material liability other than as contemplated or permitted pursuant to Section 7 and Section 9(j) of the Limited Liability Company Agreement or this Agreement. The Transferor will not amend or modify the Limited Liability Company Agreement unless the Rating Agency Condition is satisfied with respect thereto.

          SECTION 2.08. Addition of Accounts. (a) Required Additions. (i)
If, as of the close of business on the last Business Day of any Monthly Period, either (A) the Transferors' Participation Amount is less than the Required Transferors' Participation Amount on such date or (B) the aggregate amount of Principal Receivables is less than the Required Principal Balance on such date, the Transferors shall on or prior to the close of business on the 10th Business Day following the last Business Day of such Monthly Period (the "Required Designation Date"), unless the Transferors' Participation Amount exceeds the Required Transferors' Participation Amount or the aggregate amount of Principal Receivables exceeds the Required Principal Balance, as the case may be, in either case as of the close of business on any day after the last Business Day of such Monthly Period and prior to the Required Designation Date, designate additional Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount such that, after giving effect to such addition, the Transferors' Participation Amount as of the close of business on the Addition Date is at least equal to the Required Transferors' Participation Amount on such date and the aggregate amount of Principal Receivables equals or exceeds the Required Principal Balance on such date. The failure of any condition set forth in paragraph (c) or (d) below, as the case may be, shall not relieve the Transferors of their obligation pursuant to this paragraph; provided, however, that the failure of the Transferors to transfer Receivables to the Trustee as provided in this paragraph solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Agreement; provided further that any such failure which has not been timely cured will nevertheless result in the occurrence of Pay Out Event described in Section 9.01(d) with respect to each outstanding Series.

          (ii) In lieu of, or in addition to, designating Additional Accounts pursuant to clause (i) above, the Transferors may, subject to the conditions specified in paragraph (d) below, convey to the Trustee participations representing undivided interests in a pool of assets primarily consisting of revolving credit card accounts or other revolving credit accounts owned by an Account Owner and collections thereon

     ("Participation Interests"). The addition of Participation Interests in the Trust pursuant to this paragraph (a) or paragraph (b) below shall be effected by an amendment hereto, dated the applicable Addition Date, pursuant to Section 13.01(a).

          (b) Permitted Additions. Each Transferor may from time to time, at its sole discretion, subject to the conditions specified in paragraph (c) or
(d) below, as the case may be, designate additional Eligible Accounts to be included as Accounts or Participation Interests to be included as Trust Assets, in either case as of the applicable Additional Cut-Off Date.

          (c) Automatic Additional Accounts. (i) Each Transferor may from time to time, at its sole discretion, subject to and in compliance with the limitations specified in clause (ii) below and the applicable conditions specified in paragraph (d) below, designate Eligible Accounts to be included as Accounts as of the applicable Additional Cut-Off Date. For purposes of this paragraph, Eligible Accounts shall include only revolving credit card accounts or other revolving credit accounts which are (x) originated by an Account Owner and (y) of a type included as Initial Accounts or which have previously been included in any Addition which has been effected in accordance with all of the conditions specified in paragraph (d) below.

          (ii) The Transferors shall not be permitted to designate Automatic Additional Accounts pursuant to clause (i) above with respect to any of the three consecutive Monthly Periods commencing in January, April, July and October of each calendar year, commencing in July 1993, unless on or before the first Business Day of such three consecutive Monthly Periods, the Transferors shall have requested each Rating Agency to notify, and each Rating Agency shall have notified, the Transferors, the Servicer and the Trustee of the limitations (other than the limitations described in this Agreement), if any, to the right of the Transferors to designate Automatic Additional Accounts during such three consecutive Monthly Periods. Following the Addition of any such Automatic Additional Accounts and any Required Additions made pursuant to Section 2.08(a), the Servicer shall provide information to Moody's with respect to such Additional Accounts not later than the last Business Day of the month following the quarter period in which such Addition occurs in the form approved from time to time by Moody's and the Servicer. Unless each Rating Agency otherwise consents, the number of Automatic Additional Accounts plus the number of Accounts added pursuant to Section 2.08(a), without the prior Rating Agency notice described under Section 2.08(d)(v), shall not at any time exceed the Aggregate Addition Limit.

          (iii) On or before each Distribution Date, the Transferors shall have delivered to the Trustee, the Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement an opinion of Counsel in accordance with Section 13.02(d), with respect to the Automatic Additional Accounts included as Accounts during the preceding Monthly Period confirming the validity and perfection of each transfer of the Receivables in such Automatic Additional Accounts. For purposes of this subsection such Opinion of Counsel shall be provided by in-house or outside counsel of the Transferors except that if such opinion is delivered by in-house counsel, an Opinion shall be provided by outside counsel with respect to the Automatic Additional Accounts included as Accounts during each of the three consecutive Monthly Periods commencing in January, April, July and October of each calendar year commencing in July 1993;

     provided, however, if the Transferors are not wholly owned (directly or indirectly) subsidiaries of a company with a long-term unsecured debt rating of A or better by Standard & Poor's, such Opinion of Counsel shall be provided by outside counsel of the Transferors with respect to the Automatic Additional Accounts included as Accounts during the preceding Monthly Period. If such Opinion of Counsel with respect to any Automatic Additional Accounts is not so received, the ability of the Transferors to designate Automatic Additional Accounts will be suspended until such time as the Rating Agency otherwise consents in writing. If the Transferors are unable to deliver an Opinion of Counsel with respect to any Additional Account which has been the subject of an Automatic Addition, such inability shall be deemed to be a breach of the representation in
     Section 2.04(a)(viii) with respect to the Receivables in such Additional Account for purposes of Section 2.05.

          (d) Conditions to Addition. On the Addition Date with respect to any Additional Accounts or Participation Interests, the Trustee shall acquire the Receivables in such Additional Accounts (and such Additional Accounts shall be deemed to be Accounts for purposes of this Agreement) or shall acquire such Participation Interests, in each case as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions (provided, however, that the conditions set forth in clauses (i), (v), (vi) and (vii) shall not apply to the transfer to the Trustee of Receivables in Automatic Additional Accounts which are governed by
Section 2.08(c)):

          (i) on or before the tenth Business Day immediately preceding the Addition Date, each Transferor which is designating any such Additional Account or is transferring any such Participation Interest to the Trust (a "Participating Transferor") shall have given the Trustee, the Servicer, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement written notice that the Additional Accounts or Participation Interests will be included and specifying the applicable Addition Date, the Additional Cut-Off Date, the approximate number of accounts expected to be added and the approximate aggregate balances expected to be outstanding in the accounts to be added;

          (ii) in the case of Additional Accounts, the Participating Transferors shall have delivered to the Trustee copies of UCC-1 financing statements covering such Additional Accounts, if necessary to perfect the Trustee's interest in the Receivables arising therein;

          (iii) in the case of Additional Accounts, to the extent required by
     Section 4.03, the Participating Transferors shall have deposited or caused to be deposited in the Collection Account all Collections (other than Interchange to be included as Collections of Finance Charge Receivables pursuant to Section 2.07(i)) with respect to such Additional Accounts since the Additional Cut-Off Date;

          (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Participating Transferor or the Account Owner shall have occurred nor shall the transfer of the Receivables arising in the Additional

     Accounts or of the Participation Interests to the Transferor or to the Trustee have been made in contemplation of the occurrence thereof;

          (v) except in the case of an Addition pursuant to Section 2.08(a), the Rating Agency Condition shall have been satisfied and in the case of an Addition pursuant to Section 2.08(a) which would exceed the Aggregate Addition Limit, the Transferors shall have provided to each Rating Agency at least 15 days prior written notice of such Addition and at or prior to the end of such 15-day period, the Transferor shall not have received a notice in writing from a Rating Agency, that such Addition will result in the lowering or withdrawal of its then existing rating of the Investor Certificates of any Series;

          (vi) each Participating Transferor shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Officer's Certificate, dated the Addition Date, stating that (x) in the case of Additional Accounts, as of the applicable Addition Date the Additional Accounts are all Eligible Accounts, (y) to the extent applicable, the conditions set forth in clauses (ii) through
     (v) above have been satisfied and (z) such Participating Transferor reasonably believes that (A) the transfer by such Participating Transferor of the Receivables arising in the Additional Accounts or of the Participation Interests to the Trustee will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Series and
     (B) in the case of Additional Accounts, no selection procedure was utilized by the Account Owner or by such Participating Transferor which would result in a selection of Additional Accounts (from among the available Eligible Accounts owned by such Participating Transferor) that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Addition Date; and

          (vii) the Participating Transferors shall have delivered to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Opinion of Counsel, dated the Addition Date, in accordance with Section 13.02(d).

          (e) Representations and Warranties. Each of the Participating Transferors hereby severally represents and warrants to the Trust as of the related Addition Date as to the matters relating to it set forth in paragraph
(d)(iv) and (vi) above and that, in the case of Additional Accounts designated by it, the file or list delivered pursuant to paragraph (g) below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

          (f) Additional Transferors. LLC may designate Affiliates of LLC to be included as Transferors and, as such, Holders of an interest in the Transferors' Interest ("Additional Transferors") under this Agreement by an amendment hereto pursuant to Section 13.01(a); provided, however, that prior to any such designation (i) the conditions set forth in Section 6.03(c) or 6.03(d), as applicable, shall have been satisfied with respect thereto and
(ii) the Rating Agency Condition is satisfied with respect thereto.

          (g) Delivery of Documents. In the case of the designation of Additional Accounts, the Participating Transferors shall deliver to the Trustee (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the applicable Document Delivery Date and (ii) a duly executed, written Assignment (including an acceptance by the Trustee for the benefit of the Certificateholders), substantially in the form of Exhibit B (the
"Assignment"), on the Document Delivery Date.

          (h) Additional Account Owners. In addition to the Receivables Purchase Agreement entered with the Bank on the Substitution Date, LLC, as Transferor, or an Additional Transferor may enter into one or more additional Receivables Purchase Agreements and may purchase Receivables and related assets under the terms of such Receivables Purchase Agreement or Receivables Purchase Agreements if (i) the Account Owner and the Transferor under the additional Receivables Purchase Agreement is an Affiliate of Chase USA, (ii) the Rating Agency Condition is satisfied and (iii) a Tax Opinion with respect to the addition of such Additional Account Owner has been delivered to the Trustee. It is understood that addition to the Trust of Receivables purchased by the Transferor in the Additional Accounts designated thereunder shall be subject to the relevant provisions of Section 2.08.

          SECTION 2.09. Removal of Accounts. On any day of any Monthly
Period each Transferor shall have the right to require the reassignment to it or its designee of all the Trust's and the Trustee's right, title and interest in, to and under the Receivables then existing and thereafter created, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof (but excluding from such reassigned amounts all Recoveries relating thereto resulting from the sale or re-securitization of Receivables pursuant to a Grouped Charge Off Disposition) in or with respect to the Accounts designated by such Transferor (the "Removed Accounts"), upon satisfaction of the following conditions:

          (a) on or before the tenth Business Day immediately preceding the Removal Date (the "Removal Notice Date"), such Transferor shall have given the Trustee, the Servicer, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement written notice of such removal and specifying the date for removal of the Removed Accounts (the "Removal Date");

          (b) on or prior to the date that is 10 Business Days after the Removal Date, such Transferor shall have amended Schedule 1 by delivering to the Trustee a computer file or microfiche list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Notice Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account;

          (c) such Transferor shall have represented and warranted on or prior to the date that is 10 Business Days after the Removal Date that the list of Removed Accounts delivered pursuant to paragraph (b) above was, as of the Removal Notice Date, true and complete in all material respects;

          (d) the Rating Agency Condition shall have been satisfied with respect to such removal; provided, however, that if (i) the amount of Principal Receivables outstanding in each such Removed Account is zero and (ii) each such Removed Account (x) has had no activity in the previous 180 days, (y) has been closed or (z) has had its Receivables charged off as uncollectible, the Rating Agency Condition shall not apply;

          (e) such Transferor shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Officer's Certificate, dated the Removal Date, to the effect that such Transferor reasonably believes that (i) such removal will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Series and (ii) no selection procedure was utilized by such Transferor which would result in a selection of Removed Accounts that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Removal Date;

          (f) as of the Removal Notice Date, either (i) the Receivables in the Accounts owned or designated by such Transferor are not more than 15% delinquent by estimated principal amount and the weighted average delinquency of such Receivables is not more than 60 days or (ii) the Receivables in the Accounts owned by such Transferor are not more than 7% delinquent by estimated principal amount and the weighted average delinquency of such Receivables does not exceed 90 days;

          (g) subject to the exceptions set forth in Section 2.09(h), (i) no more than one Removal Date shall occur in any Monthly Period and (ii) for each Removal Date, the Accounts to be designated as Removed Accounts shall be selected at random by the Transferor and the Removed Accounts shall not, as of the Removal Notice Date, contain Principal Receivables which in the aggregate exceed an amount equal to the excess, if any, of the Transferors' Participation Amount over the Required Transferors' Participation Amount; and

          (h) the following Accounts may be removed on any day and shall not be subject to the limitations described in Section 2.09(g):

               (i) any Accounts that contain Defaulted Receivables;

               (ii) any Accounts described in the proviso of Section 2.09(d);
          or

               (iii) any Accounts originated or acquired under an affinity, private label, agent bank, co-branding or other arrangement with a third party, which has been cancelled by such third party or which has expired without renewal and which cancellation or expiration without renewal has arisen in response to a third-party action or decision not to act and not the unilateral action of the Account Owner and which by its terms permits the third party to purchase the Accounts or Receivables subject to such arrangement, upon such cancellation or non-renewal and such third party in fact purchases such Account or Receivables.

          Upon satisfaction of the above conditions, the Trustee shall execute and deliver to the relevant Transferor a written reassignment in substantially the form of Exhibit C (the "Reassignment") and shall, without further action, sell, transfer, assign, set over and otherwise convey to such Transferor or its designee, effective as of the Removal Date, without recourse, representation or warranty, all the right, title and interest of the Trustee in and to the Receivables arising in the Removed Accounts, all moneys due and to become due and all amounts received with respect thereto and all proceeds thereof. In addition, the Trustee shall execute such other documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the relevant Transferor to effect the conveyance of Receivables pursuant to this Section.

          SECTION 2.10. Account Allocations. In the event that any Transferor is unable for any reason to transfer Receivables to the Trustee in accordance with the provisions of this Agreement, including by reason of the application of the provisions of Section 9.02 or any order of any Governmental Authority (a "Transfer Restriction Event"), then, in any such event, (a) such Transferor agrees (except as prohibited by any such order) to allocate and pay to the Trustee, after the date of such inability, all Collections of Receivables transferred to the Trustee by such Transferor, including Collections of Receivables transferred to the Trustee by such Transferor prior to the occurrence of such event, and all amounts which would have constituted Collections but for such Transferor's inability to transfer Receivables (up to an aggregate amount equal to the amount of Receivables transferred to the Trustee by such Transferor in the Trust on such date), (b) such Transferor agrees that such amounts will be applied as Collections in accordance with
Article IV and the terms of each Supplement and (c) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for such Transferor's inability to transfer Receivables to the Trustee which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV and the terms of each Supplement. For the purpose of the immediately preceding sentence, such Transferor shall treat the first received Collections with respect to the Accounts designated by such Transferor as allocable to the Trustee until the Trustee shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in such Accounts as of the date of the occurrence of such event. If such Transferor is unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor agrees that, after the occurrence of such event, payments on each Account designated by such Transferor with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with Article IV and the terms of each Supplement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trustee and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV and the terms of each Supplement.

                                 ARTICLE III

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

          SECTION 3.01.  Acceptance of Appointment and Other Matters
Relating to the Servicer. (a) The Bank agrees to act as the Servicer under this Agreement and the Certificateholders by their acceptance of Certificates consent to the Bank acting as Servicer.

          (b) The Servicer shall service and administer the Receivables, shall collect payments due under the Receivables and shall charge off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing credit card and other consumer revolving credit receivables comparable to the Receivables and in accordance with the Lending Guidelines. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, subject to Section 10.01 and provided the Bank is the Servicer, the Servicer or its designee (rather than the Trustee) is hereby authorized and empowered
(i) to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Collection Account and any Series Account, as set forth in this Agreement or any Supplement, and (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement or any Supplement. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer or its designee is hereby authorized and empowered to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities laws or reporting requirements. The Trustee shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (c) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card and consumer revolving credit receivables.

          (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Lending Agreements relating to the Accounts and the Lending Guidelines and all applicable rules and regulations of VISA, MasterCard and any other similar entity or organization relating to any other type of revolving credit card accounts included as Accounts, except insofar as any failure to so comply or perform would not materially and adversely affect the Trust or the Investor Certificateholders.

          (e) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the Trust and the servicing activities hereunder including expenses related to enforcement of the Receivables, fees and disbursements of the Trustee, any Paying Agent and any Transfer Agent and Registrar (including the reasonable fees and expenses of its counsel) in accordance with Section 11.05, fees and disbursements of independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements and the costs and expenses relating to obtaining and maintaining the listing of any Investor Certificates on any stock exchange, that are not expressly stated in this Agreement to be payable by the Trust or the Transferors (other than Federal, state, local and foreign income, franchise and other taxes, if any, or any interest or penalties with respect thereto, assessed on the Trust).

          (f) The Servicer agrees that upon a request by the Transferors it will use its best efforts at the expense of the Transferors to obtain and maintain the listing of the Investor

Certificates of any Series or Class on any specified securities exchange. If any such request is made, the Servicer shall give notice to the Transferors and the Trustee on the date on which such Investor Certificates are approved for such listing and within three Business Days following receipt of notice by the Servicer of any actual, proposed or contemplated delisting of such Investor Certificates by any such securities exchange. The Transferors may terminate any listing on any such securities exchange at any time subject to the notice requirements set forth in the preceding sentence.

          SECTION 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") with respect to each Monthly Period, payable monthly on the related Distribution Date, in an amount equal to one-twelfth of the product of (a) the weighted average of the Servicing Fee Rates with respect to each outstanding Series (based upon the Servicing Fee Rate for each Series and the amount of Receivables serviced on behalf of each Series, in each case as of the last day of the prior Monthly Period) and (b) the amount of Principal Receivables on the last day of the prior Monthly Period. The share of the Servicing Fee allocable to (i) the Certificateholders' Interest of a particular Series with respect to any Monthly Period (the "Monthly Servicing Fee") and (ii) the Enhancement Invested Amount, if any, of a particular Series with respect to any Monthly Period will each be determined in accordance with the relevant Supplement. The portion of the Servicing Fee with respect to any Monthly Period not so allocated to the Certificateholders' Interest or the Enhancement Invested Amount, if any, of a particular Series shall be paid by the Transferors on the related Distribution Date and in no event shall the Trust, the Trustee, the Investor Certificateholders of any Series or any Series Enhancer be liable for the share of the Servicing Fee with respect to any Monthly Period to be paid by the Transferors. The Servicer agrees that the portion of the Monthly Servicing Fee allocable to the Transferors shall be payable solely to the extent of, and from, the Transferors' allocable portion of Collections of Finance Charge Receivables as provided in Section 4.03 and, to the extent not so paid, that the Servicer shall have no recourse to the Transferors in respect thereof. The Transferors agree that the Servicer may deduct the Transferors' allocable share of the Monthly Servicing Fee from any amounts due to the Transferors pursuant to Section 4.03.

          SECTION 3.03. Representations, Warranties and Covenants of the Servicer. The Bank, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants:

          (a) Organization and Good Standing. The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America or a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and each Supplement and, in all material respects, to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted.

          (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the interests of the Investor Certificateholders hereunder or under any Supplement.

          (c) Due Authorization. The execution, delivery, and performance by the Servicer of this Agreement and each Supplement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer and this Agreement and each Supplement will remain, from the time of its execution, an official record of the Servicer.

          (d) Binding Obligation. This Agreement and each Supplement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (e) No Violation. The execution and delivery of this Agreement and each Supplement by the Servicer, the performance by the Servicer of the transactions contemplated by this Agreement and each Supplement and the fulfillment by the Servicer of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its properties are bound.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement.

          (g) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the related Accounts, will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and the related Accounts and will comply in all material respects with all other Requirements of Law in connection with servicing the Receivables and the related Accounts, the failure to comply with which would have a material adverse effect on the interests of the Investor Certificateholders.

          (h) No Rescission or Cancelation. Subject to Section 3.09, the Servicer shall not permit any rescission or cancelation of a Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in the ordinary course of its business and in accordance with the Lending Guidelines.

          (i) Protection of Certificateholders' Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would substantially impair the rights of Certificateholders in any Receivable or Account, nor shall it, except in the ordinary course of its business and in accordance with the Lending Guidelines, reschedule, revise or defer Collections (other than Interchange to be included as Collections of Finance Charge Receivables pursuant to Section 2.07(i)) due on the Receivables.

          (j) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC).

          (k) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement and each Supplement, the performance by the Servicer of the transactions contemplated by this Agreement and each Supplement and the fulfillment by the Servicer of the terms hereof and thereof, have been obtained; provided, however, that the Servicer makes no representation or warranty regarding state securities or "blue sky" laws in connection with the distribution of the Certificates.

          For purposes of the representations and warranties set forth in this
Section 3.03, each reference to a Supplement shall be deemed to refer only to those Supplements in effect as of the relevant Closing Date or the date of appointment of a Successor Servicer, as applicable.

          In the event any of the representations, warranties or covenants of the Servicer contained in paragraph (g), (h), (i) or (j) with respect to any Receivable or the related Account is breached, and as a result of such breach the Trustee's rights in, to or under any Receivables in the related Account or the proceeds of such Receivables are impaired or such proceeds are not available for any reason to the Trustee free and clear of any Lien, then no later than the expiration of 60 days (or such longer period, not in excess of 150 days, as may be agreed to by the Trustee) from the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Trustee, all Receivables in the Account or Accounts to which such event relates shall be assigned to the Servicer on the terms and conditions set forth below; provided, however, that such Receivables will not be assigned to the Servicer if, on any day prior to the end of such 60-day or longer period, (i) the relevant representation and warranty shall be true and correct, or the relevant covenant shall have been complied with, in all material respects and (ii) the Servicer shall have delivered to the Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which such breach was cured.

          The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds on the Transfer Date following the Monthly Period in which such assignment obligation arises in an amount equal to the amount of such Receivables, which deposit shall be considered a Transfer Deposit Amount and shall be applied in accordance with
Article IV and the terms of each Supplement. Upon each such assignment to the Servicer, the Trustee shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust and the Trustee in and to such Receivables, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section. The obligation of the Servicer to accept assignment of such Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of Certificateholders) or any Series Enhancer, except as provided in Section 8.04.

          SECTION 3.04. Reports and Records for the Trustee. (a) Daily Records. On each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer during normal business hours for inspection by the Trustee and the Transferors upon request a record setting forth (i) the Collections in respect of Principal Receivables and in respect of Finance Charge Receivables processed by the Servicer on the second preceding Business Day in respect of each Account and (ii) the amount of Receivables as of the close of business on the second preceding Business Day in each Account. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Trustee and the Transferors at the office of the Servicer on any Business Day during normal business hours any computer programs necessary to make such identification.

          (b) Monthly Servicer's Certificate. Not later than the third Business Day preceding each Distribution Date, the Servicer shall, with respect to each outstanding Series, deliver to the Trustee, the Transferors, the Paying Agent, each Rating Agency and each Series Enhancer entitled thereto pursuant to the relevant Supplement a certificate of a Servicing Officer in substantially the form set forth in the related Supplement.

          SECTION 3.05. Annual Certificate of Servicer. The Servicer shall deliver to the Trustee, the Transferors, each Rating Agency and each Series Enhancer entitled thereto pursuant to the relevant Supplement, on or before March 31 of each calendar year, beginning with March 31, 1994, an Officer's Certificate (with appropriate insertions) substantially in the form of Exhibit D.

          SECTION 3.06. Annual Servicing Report of Independent Public Accountants, Copies of Reports Available. (a) (i) On or before March 31 of each calendar year, beginning with March 31, 1994 and ending on March 31, 2002, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Account Owner, the Servicer or the Transferors) to furnish a report (addressed to the Trustee) to the Trustee, the Transferors, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of Receivables under this Agreement and each Supplement and that, on the basis of such agreed-upon procedures, such accountants are of the opinion that the servicing (including the allocation of Collections) has been conducted in compliance with the terms and conditions set forth in Articles III and Article IV and Section 8.08 of this Agreement and the applicable provisions of each Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed. A copy of such report shall be delivered to each Series Enhancer entitled thereto pursuant to the relevant Supplement.

               (ii) On or before March 31 of each calendar year, beginning with March 31, 2003, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Account Owner, the Servicer or the Transferors) to furnish a report (addressed to the Trustee) to the Trustee, the Transferors, the Servicer and each Rating Agency, to the effect that such firm has examined management's assertion that, as of the date of such report, the system of internal control over servicing of securitized credit card receivables met the criteria for effective internal control described in the report entitled "Internal Control
          - Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and that in their opinion, management's assertion is fairly stated, in all material respects with such exceptions, if any, as shall be set forth therein. A copy of such report shall be distributed by the Trustee to the Rating Agency and will be available for distribution to Certificateholders upon written request therefor addressed to the Trustee at the Corporate Trust Office. A copy of such report shall be delivered to each Series Enhancer entitled thereto pursuant to the relevant Supplement.

          (b) (i) On or before March 31 of each calendar year, beginning with March 31, 1994 and ending on March 31, 2002, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Account Owner, the Servicer or the Transferors) to furnish a report to the Trustee, the Transferors, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's certificates delivered pursuant to Section 3.04(b) during the period covered by such report with the Servicer's computer reports which were the source of such amounts and that on the basis of such agreed-upon procedures and comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report shall be delivered to each Series Enhancer entitled thereto pursuant to the relevant Supplement.

               (ii) On or before March 31 of each calendar year, beginning with March 31, 2003, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Account Owner, the Servicer or the Transferors) to furnish a report to the Trustee, the Transferors, the Servicer and each Rating Agency prepared using generally accepted attestation standards, to the effect that they have randomly selected at least one (1) of the monthly certificates forwarded by the Servicer pursuant to subsection 3.04(b) during each of the three month periods ended March 31, June 30, September 30 and December 31 during the period covered by such report (which shall be the twelve month period ending on December 31 of the preceding calendar year, or if shorter the period from the Substitution Date to December 31, 2002) and compared such amounts with the Servicer's computer reports which were the source of such amounts and found them to be in agreement or shall disclose any exceptions noted. Additionally, such firm shall recalculate the mathematical accuracy of amounts derived in the monthly certificates. A copy of such report shall be distributed by the Trustee to each Rating Agency and to each Series Enhancer entitled thereto pursuant to the relevant Supplement. Notwithstanding the foregoing, it is understood that for any period covered by such report during which there was more than one Servicer, the responsibility for such report may be divided between the accountants for such Servicers, with each accounting firm issuing a separate report taking responsibility only for a portion of the period covered as shall be specifed in such report.

          (c) A copy of each certificate and report provided pursuant to
Section 3.04(b), 3.05 or 3.06 may be obtained by any Investor
Certificateholder or Certificate Owner by a request to the Trustee addressed to the Corporate Trust Office.

          SECTION 3.07. Tax Treatment. Chase USA and the Transferors have entered into this Agreement, and the Certificates will be issued, with the intention that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness of Chase USA secured by the Receivables. Chase USA and the Transferors, by entering into this Agreement, and each Certificateholder, by the acceptance of any such Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agree to treat such Investor Certificates for Federal, state and local income and franchise tax purposes as indebtedness of Chase USA.

          SECTION 3.08. Notices to the Bank. In the event that the Bank is no longer acting as Servicer, any Successor Servicer shall deliver to the Bank each certificate and report required to be provided thereafter pursuant to
Section 3.04(b), 3.05 or 3.06.

          SECTION 3.09. Adjustments. (a) If the Servicer adjusts downward the amount of any Principal Receivable because of a rebate, refund, unauthorized charge or billing error to an accountholder, or because such Principal Receivable was created in respect of merchandise which was refused or returned by an accountholder, or if the Servicer otherwise adjusts downward the amount of any Principal Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case, the amount of Principal Receivables used to calculate the Transferors' Participation Amount, the Transferors' Interest, the Floating Allocation Percentage and the Principal Allocation Percentage applicable to any Series will be reduced by the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferors' Participation Amount, the Transferors' Interest, the Floating Allocation Percentage and the Principal Allocation Percentage applicable to any Series will be reduced by the amount of any Principal Receivable which was discovered as having been created through a fraudulent or counterfeit charge. Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the second Business Day after the day on which such adjustment obligation arises. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferors' Participation Amount, the Transferors' Participation Amount would be a negative number, not later than 12:00 noon, New York City time, on the second Business Day following the day on which such adjustment obligation arises, the Transferor which transferred such Principal Receivables to the Trustee shall make a deposit into the Collection Account in immediately available funds in an amount equal to the amount by which the Transferors' Participation

Amount would be below zero (up to the amount of such Principal Receivables). Any amount deposited into the Collection Account pursuant to the preceding sentence shall be considered an "Adjustment Payment" and shall be applied in accordance with Article IV and the terms of each Supplement.

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or
(ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

          SECTION 3.10. Reports to the Commission. The Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission (the "Commission") any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. The Transferors, if the Bank is not the Servicer, shall, at the expense of the Transferor, cooperate in any reasonable request of the Servicer in connection with such filings.

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.01. Rights of Certificateholders. The Investor Certificates shall represent fractional undivided interests in the Trust, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account allocable to Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Series Enhancement (collectively, with respect to all Series, the "Certificateholders' Interest"), it being understood that the Investor Certificates of any Series or Class shall not represent any interest in any Series Account or Series Enhancement for the benefit of any other Series or Class. The Transferors' Interest shall represent the ownership interest in the remainder of the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Certificateholder's Interest, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement or any Supplement to be paid to the Transferors on behalf of all holders of the Transferors' Interest; provided, however, that the Transferors' Interest shall not represent any interest in the Collection Account, any Series Account or any Series Enhancement, except as specifically provided in this Agreement or any Supplement; provided further that the foregoing shall not be construed to limit the Trustee's obligations to make payments to the Transferors and the Servicer as and when required under this Agreement and any Supplement.

          SECTION 4.02. Establishment of Collection Account and Special Funding Account. The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (the "Collection Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, the Collection Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account".

          Unless otherwise agreed by each Rating Agency, if at any time neither the Bank nor any other affiliate of the Bank is the Servicer, the Collection Account will be moved from the Bank if then maintained there.

          Funds on deposit in the Collection Account (other than amounts deposited pursuant to Section 2.06, 9.02, 10.01 or 12.02) shall at the direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that all funds will be available at the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, if a default by, or a downgrade of, the obligor of such Eligible Investment has occurred. Unless directed by the Servicer, funds deposited in the Collection Account on a Transfer Date with respect to the next following Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period, except as otherwise specified in any Supplement. For purposes of determining the availability of funds or the balances in the Collection Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed to be available or on deposit.

          The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders (the "Special Funding Account"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Special Funding Account and in all proceeds thereof. The Special Funding Account shall be under the sole dominion and control of the Trustee. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Special Funding Account for any amount owed to it by the Trustee, the Trust, any Certificateholder or any Series Enhancer. If, at any time, the Special Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Special Funding Account meeting the conditions specified above, transfer any cash and/or any investments to such new Special Funding Account and from the date such new Special Funding Account is established, it shall be the "Special Funding Account."

          Unless otherwise agreed by each Rating Agency, if at any time neither the Bank nor any other Affiliate of the Bank is the Servicer, the Special Funding Account will be moved from the Bank if then maintained there. Funds on deposit in the Special Funding Account shall at the direction of the Servicer be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee. Funds on deposit in the Special Funding Account on any Distribution Date will be invested in Eligible Investments that will mature so that all funds will be available at the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of an eligible Investment before its maturity, if so directed by the Servicer, if a default by, or a downgrade of, the obligor of such Eligible Investment has occurred. Unless directed by the Servicer, funds deposited in the Special Funding Account on a Transfer Date with respect to the next following Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Special Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period except as otherwise specified in the related Supplement. Funds on deposit in the Special Funding Account will be withdrawn and paid to the Transferors on any Distribution Date to the extent that the Transferors' Participation Amount exceeds the Required Transferors' Participation Amount and the aggregate amount of Principal Receivables in the Trust exceeds the Required Principal Balance on such date (in each case determined after giving effect to any Principal Receivables transferred to the Trust on such date); provided, however, that, if an Accumulation Period, Scheduled Amortization Period or Early Amortization Period has commenced and is continuing with respect to one or more outstanding Series, any funds on deposit in the Special Funding Account shall be treated as Shared Principal Collections and shall be allocated and distributed in accordance with Section 4.04 and the terms of each Supplement. For purposes of determining the availability of funds or the balances in the Special Funding Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed not to be available or on deposit.

          The Trustee shall hold each Eligible Investment (other than such as are described in clauses (b) or (f) of the definition thereof) that constitutes investment property through a securities intermediary designated by the Servicer (which may be the Trustee), which securities intermediary shall agree with the Trustee that (i) such investment property shall at all times be credited to a securities account of the Trustee, (ii) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (iii) all property credited to such securities account shall be treated as financial assets, (iv) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (v) such securities account and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Trustee), (vi) such securities intermediary shall not agree with any person or entity other than the Trustee to comply with entitlement orders originated by such other person or entity, (vii) such agreement shall be governed by the laws of the State of New York, and (viii) the State of New York shall be the securities intermediary's jurisdiction for purposes of Article 8 of the New York UCC. Terms used in this paragraph that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this paragraph, the Trustee shall not hold any Eligible Investment through an agent or nominee.

          The Trustee shall maintain possession of each other Eligible Investment not described in the preceding paragraph in the State of New York.

          SECTION 4.03. Collections and Allocations. (a) The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account as described in this Article IV and in each Supplement. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account no later than the second Business Day following the Date of Processing of such Collections, except for Collections consisting of Allocated Interchange, the Certificateholders' allocable portion of which the Servicer shall deposit into the Collection Account no later than 12:00 noon, New York City time, on the Transfer Date and the Transferors' allocable portion of which the Transferors shall retain.

          Subject to the express terms of any Supplement, but notwithstanding anything else in this Agreement to the contrary, if and for so long as the Servicer is the Bank or an Affiliate of the Bank and (x) maintains a certificate of deposit rating of A-1 or better by Standard & Poor's and P-1 by Moody's, or (y) the Bank has provided to the Trustee a letter of credit covering collection risk of the Servicer acceptable to the Rating Agency (as evidenced by a letter from the Rating Agency), the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 12:00 noon, New York City time, on the Transfer Date, except for the Transferors' allocable portion of Collections consisting of Allocated Interchange, which the Transferors shall retain. Subject to the two provisos in Section 4.04 (assuming for purposes of this Section 4.03(a) that such provisos applied on a daily basis), but notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period when the Servicer is required to make deposits of Collections pursuant to the second sentence of the preceding paragraph, the Servicer will only be required to deposit Collections into the Collection Account up to the sum of (x) the aggregate amount of Collections required to be deposited into any Series Account (including Monthly Interest (as defined in the related Supplement)) to be distributed on the related Distribution Date or, without duplication, distributed on or prior to the related Distribution Date to Investor Certificateholders or to any Series Enhancer pursuant to the terms of any Supplement or Enhancement Agreement, (y) the aggregate of the Investor Certificateholders' portions of the daily Defaulted Amounts for such Monthly Period and (z) the aggregate of the daily allocations of the Monthly Servicing Fees for such Monthly Period for such Series (calculated pursuant to Section 3.02 of this Agreement); provided, however, that (i) as long as the Bank or an Affiliate of the Bank is the Servicer

(A) with respect to any Series for which any Monthly Interest is determined on a floating rate basis, at such time in each Monthly Period when each floating rate that is used in calculating Monthly Interest for such Series for such Monthly Period has been determined thereafter, to the extent that all funds required under clause (x) above have been deposited in the Collection Account with respect to such Series, then no additional funds will be required to be deposited pursuant to clause (z) above and (B) with respect to any Series for which Monthly Interest is determined on a fixed rate basis, to the extent that all funds required under clause (x) above have been deposited in the Collection Account with respect to such Series, then no additional funds will be required to be deposited pursuant to clause (z) above and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited, the Servicer will be permitted to withdraw the excess from the Collection Account and pay it to the Holder of the Transferors' Interest. With respect to any Monthly Period when the Servicer is authorized to make deposits of Collections pursuant to the last sentence of the preceding paragraph, the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to Investor Certificateholders or to any Series Enhancer pursuant to the terms of any Supplement or Enhancement Agreement, provided, however, that if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited, the Servicer will be permitted to withdraw the excess from the Collection Account and pay it to the Holder of the Transferors' Interest.

          (b) With respect to each day during each Monthly Period, (i) Collections of Finance Charge Receivables will be allocated to the Certificateholders' Interest of a Series in an amount equal to the product of the amount of such Collections and the Floating Allocation Percentage of such Series with respect to such day during such Monthly Period, (ii) Collections of Principal Receivables will be allocated to the Certificateholders' Interest of such Series in an amount equal to the product of the amount of such Collections and the Principal Allocation Percentage of such Series with respect to such day during such Monthly Period and (iii) Adjustment Payments and Transfer Deposit Amounts will be treated as Shared Principal Collections and will be allocated and distributed in accordance with Section 4.04 and the terms of each Supplement. With respect to each Monthly Period, and notwithstanding the foregoing, the Defaulted Amount and Allocated Interchange will be allocated to the Certificateholders' Interest of a Series based on the Floating Allocation Percentage of such Series with respect to such Monthly Period. Subject to Sections 4.03(c) and 4.04, amounts not allocated to the Certificateholders' Interest of any Series will be allocated to the Transferors' Interest.

          (c) On the earlier of (A) the second Business Day after the Date of Processing and (B) the day on which the Servicer actually deposits any Collections into the Collection Account, the Servicer will pay to the Transferors (i) the Transferors' allocable portion of Collections of Finance Charge Receivables (except for such Collections consisting of Interchange, to the extent that the Transferors have retained their allocable portion thereof pursuant to Section 4.03(a) and except for the Transferors' allocable share of the Monthly Servicing Fee which the Servicer is permitted to retain in accordance with Section 3.02) and (ii) the Transferors' allocable portion of Collections of Principal Receivables; provided, however, that, in the case of Collections of Principal Receivables allocated to the Transferors' Interest, such amounts shall be paid to the Transferors only if the Transferors' Participation Amount

(determined after giving effect to any Principal Receivables transferred to the Trust on such date) exceeds zero; and provided, further, that in the case of any Shared Principal Collections that would otherwise be paid to the Transferors pursuant to Section 4.04, such amounts shall be paid to the Transferors only if the Transferors' Participation Amount exceeds the Required Transferors' Participation Amount and the aggregate amount of Principal Receivables in the Trust exceeds the Required Principal Balance (in each case determined after giving effect to any Principal Receivables transferred to the Trust on such date). The amount not paid to the Transferors as a result of the provisos in the preceding sentence ("Unallocated Principal Collections") shall be deposited on each Distribution Date in the Special Funding Account; provided, however, that if any Series is in its Accumulation Period, Scheduled Amortization Period or Early Amortization Period, any Unallocated Principal Collections on deposit in the Collection Account shall be deemed to be Shared Principal Collections and shall be allocated and distributed in accordance with Section 4.04 and the terms of each Supplement.

          The payments to be made to the Transferors pursuant to this Section 4.03(c) do not apply to deposits to the Collection Account or other amounts that do not represent Collections, including Transfer Deposit Amounts, Adjustment payment of the purchase price for Receivables pursuant to Section
2.06 or 10.01, proceeds from the sale, disposition or liquidation of Receivables pursuant to 9.02 or 12.02 or payment of the purchase price for Certificateholders' Interest of a specific Series pursuant to the related Supplement.

          (d) If the Transferors with respect to Additional Accounts so designate, the Principal Receivables in Additional Accounts added during any Monthly Period having an Additional Cut-Off Date as of any day during the preceding Monthly Period shall be treated as Principal Receivables outstanding on and after such day for purposes of calculating the Floating Allocation Percentage and Principal Allocation Percentage for such Monthly Period. Any such recalculation of the Floating Allocation Percentage and Principal Allocation Percentage for a Monthly Period shall be effective only on and after the Addition Date, but the Servicer shall determine the amounts of Collections and the Defaulted Amounts which would have been allocated to the Certificateholders Interest of each Series for the portion of such Monthly Period preceding such Addition Date as if such recalculated Floating Allocation Percentage and Principal Allocation Percentage had been in effect and shall adjust the amounts to be allocated for the remainder of such Monthly Period so that the amounts allocated to the Certificateholders' Interest of each Series and the Transferors' Interest are equal to the amounts which would have been allocated to them if such recalculated percentages had been in effect for the entire Monthly Period.

          (e) Unless otherwise provided in any Supplement, on the date on which (i) an Account becomes a Defaulted Account, (ii) an Account (a) with respect to which the card has been lost, stolen or authorization prohibited, and (b) which has had an outstanding balance of zero for at least six months, has been closed by the Servicer, (iii) an Account (a) which has been designated by the Servicer as "frozen", revoked or interest accrual prohibited, and (b) which has had an outstanding balance of zero for at least two months, has been closed by the Servicer, the Trust shall automatically and without further action or consideration be deemed to transfer, set over, and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust such Defaulted Accounts and Accounts with zero balances, including, with respect to Defaulted Accounts, all right, title and interest in and to

Receivables in such Defaulted Accounts, all monies due or to become due with respect to such Receivables, all proceeds of such Receivables and Insurance Proceeds relating to such Receivables allocable to the Trust with respect to such Receivables. Notwithstanding any such transfer of Accounts, amounts recovered with respect to such Defaulted Accounts shall still be allocated to the Trust to the extent provided for in the definition of Recoveries.

          SECTION 4.04. Shared Principal Collections. On each Distribution Date, (a) the Servicer shall allocate Shared Principal Collections to each Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each Series and (b) the Servicer shall withdraw from the Collection Account and pay to the Transferors an amount equal to the excess, if any, of
(x) the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Supplements or this Agreement specify are to be treated as "Shared Principal Collections" for such Distribution Date over (y) the aggregate amount for all outstanding Series which the related Supplements specify are "Principal Shortfalls" for such Distribution Date; provided, however, that such amounts shall be paid to the Transferors only if the Transferors' Participation Amount for such Distribution Date (determined after giving effect to any Principal Receivables transferred to the Trust on such date) exceeds zero; and provided, further, that, if, on any Distribution Date, the Transferors' Participation Amount is less than or equal to the Required Transferors' Participation Amount or the aggregate amount of Principal Receivables is less than or equal to the Required Principal Balance (in each case determined after giving effect to any Principal Receivables transferred to the Trust on such date), the Servicer will not distribute to the Transferors any Shared Principal Collections or any Transfer Deposit Amounts or Adjustment Payments then on deposit in the Collection Account that otherwise would be distributed to the Transferors, but shall deposit such funds in the Special Funding Account.

          SECTION 4.05. Additional Finance Charges. On each Distribution
Date, (a) the Servicer shall allocate Additional Finance Charges with respect to the Series in a Group to each Series in such Group, pro rata, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series and
(b) the Servicer shall withdraw (or shall instruct the Trustee to withdraw) from the Collection Account and pay to the Transferors an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series in a Group of the amounts which the related Supplements specify are to be treated as "Additional Finance Charges" for such Distribution Date over (y) the aggregate amount for all outstanding Series in such Group which the related Supplements specify are "Finance Charge Shortfalls" for such Distribution Date; provided, however, that the sharing of Additional Finance Charges among Series in a Group will continue only until such time, if any, at which a Transferor shall deliver to the Trustee an Officer's Certificate to the effect that, in the reasonable belief of such Transferor, the continued sharing of Additional Finance Charges among Series in any Group would have adverse regulatory implications with respect to such Transferor or the Account Owner. Following the delivery by a Transferor of such an Officer's Certificate to the Trustee there will not be any further sharing of Additional Finance Charges among Series in any Group.

                                  ARTICLE V

                DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

          Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the applicable Supplement.

                                  ARTICLE VI

                               THE CERTIFICATES

          SECTION 6.01. The Certificates. The Investor Certificates of any Series or Class may be issued in bearer form ("Bearer Certificates") with attached interest coupons and any other applicable coupon (collectively, the "Coupons") or in fully registered form ("Registered Certificates") and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Base Interest, which initially represents the entire Transferors' Interest, is in uncertificated form. Except as otherwise provided in Section 6.03 or in any Supplement, Bearer Certificates shall be issued in minimum denominations of $5,000 and Registered Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. If specified in any Supplement, the Investor Certificates of any Series or Class shall be issued upon initial issuance as a single certificate evidencing the aggregate original principal amount of such Series or Class as described in Section 6.13. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferors by the President or any Vice President. Certificates bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of one of a Transferor shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. Any Certificate which was executed by the manual or facsimile signature of a duly authorized officer of the Person which was a Transferor at the time of execution of the Certificate, shall not be rendered invalid, notwithstanding that such Person ceases to be a Transferor under this Agreement. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. Bearer Certificates shall be dated the Series Issuance Date. All Registered Certificates shall be dated the date of their authentication.

          SECTION 6.02. Authentication of Certificates. The Trustee shall authenticate and deliver the Investor Certificates of each Series and Class that are issued upon original issuance to or upon the order of the Transferors against payment to the Transferors of the purchase price therefor. If specified in the related Supplement for any Series or Class, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof.

          SECTION 6.03. New Issuances. (a) The Transferors may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class, as provided in the related Supplement.

          (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to authenticate the Investor Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

          (i) on or before the fifth Business Day immediately preceding the Series Issuance Date, the Transferors shall have given the Trustee, the Servicer, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement notice of such issuance and the Series Issuance Date;

          (ii) the Transferors shall have delivered to the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

          (iii) the Transferors shall have delivered to the Trustee any related Enhancement Agreement executed by each of the parties thereto, other than the Trustee;

          (iv) the Rating Agency Condition shall have been satisfied with respect to such issuance;

          (v) the Transferors shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Officer's Certificate, dated the Series Issuance Date, to the effect that such Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur with respect to any Series;

          (vi) the Transferors shall have delivered to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement a Tax Opinion, dated the Series Issuance Date, with respect to such issuance; and

          (vii) the Transferors' Participation Amount (excluding any Supplemental Interest) (A) shall not be less than 2% of the total amount of Principal Receivables, in each case as of the Series Issuance Date, and after giving effect to such issuance and (B) the sum of the Invested Amounts to be used in calculating the Floating Allocation Percentages of all outstanding Series, shall not exceed the amount of Principal Receivables to be used in calculating such Floating Allocation Percentages, in each case as of the Series Issuance Date and after giving effect to such issuance.

          Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and authenticate the Investor Certificates of such Series upon execution thereof by the Transferors.

          (c) The Transferors may assign all or a portion of the Base Interest (such assigned interest, a "Supplemental Interest"), the terms of which Supplemental Interest shall be defined in a Supplement (which Supplement shall be subject to Section 13.01(a) to the extent that it amends any of the terms of this Agreement), to a Person designated by the Transferors (or by the holder of a Supplemental Interest, in the case of an assignment thereof, as provided below), upon satisfaction of the following conditions:

          (i) the Transferors' Participation Amount (excluding any Supplemental Interest) shall not be less than 2% of the total amount of Principal Receivables, in each case as of the date of, and after giving effect to, such assignment;

          (ii) the Rating Agency Condition shall have been satisfied with respect to such assignment; and

          (iii) the Transferors shall have delivered to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement a Tax Opinion, dated the date of such assignment, with respect thereto.

Any Supplemental Interest may be assigned only upon satisfaction of the conditions set forth in clauses (ii) and (iii) above.

          (d) The Base Interest (or any interest therein) may be transferred to a Person which is a member of the "affiliated group" of which J.P. Morgan Chase & Co. is the "common parent" (as such terms are defined in Section 1504(a) of the Code); provided that the Transferors shall have delivered to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement a Tax Opinion, dated the date of such transfer, with respect thereto.

          SECTION 6.04. Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at the office or agency to be maintained in accordance with the provisions of Section 11.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The Transfer Agent and Registrar shall initially be Bankers Trust Company and any co-transfer agent and co-registrar chosen by the Transferors and acceptable to the Trustee, including, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such exchange shall so require, a co-transfer agent and co-registrar in Luxembourg. So long as any Investor Certificates are outstanding, the Transferors shall maintain a co-transfer agent and co-registrar in New York City. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          The Trustee may revoke such appointment and remove any Transfer Agent and Registrar if the Trustee determines in its sole discretion that such Transfer Agent and Registrar failed to perform its obligations under this Agreement in any material respect. Any Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' notice to the Transferors, the Trustee and the Servicer; provided, however, that such resignation shall not be effective and such Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Transferors.

          Subject to paragraph (c) below, upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, one or more new Registered Certificates (of the same Series and Class) in authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

          At the option of a Registered Certificateholder, Registered Certificates (of the same Series and Class) may be exchanged for other Registered Certificates of authorized denominations of like aggregate fractional undivided interests in the Certificateholders' Interest, upon surrender of the Registered Certificates to be exchanged at any such office or agency; Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, may not be exchanged for Bearer Certificates. At the option of the Holder of a Bearer Certificate, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Certificateholders, Interest, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section shall have attached thereto all unmatured Coupons; provided that any Bearer Certificate, so surrendered after the close of business on the Record Date preceding the relevant payment date or distribution date after the expected final payment date need not have attached the Coupon relating to such payment date or distribution date (in each case, as specified in the applicable Supplement).

          Whenever any Investor Certificates are so surrendered for exchange, the Transferors shall execute, the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States) the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Investor Certificateholder or the attorney-in-fact thereof duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

          All Investor Certificates (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Certificate upon its exchange in full for Definitive Euro-Certificates and shall deliver a Certificate of destruction to the Transferors. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency to the effect referred to in Section 6.13 was received with respect to each portion of the Global Certificate exchanged for Definitive Euro-Certificates.

          The Transferors shall execute and deliver to the Trustee Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement, each Supplement and the Certificates.

          (b) The Transfer Agent and Registrar will maintain at its expense in each of the Borough of Manhattan, The City of New York, and, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange, Luxembourg, an office or agency where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

          (c) (i) Registration of transfer of Investor Certificates containing a legend substantially to the effect set forth on Exhibit E-1 shall be effected only if such transfer (x) is made pursuant to an effective registration statement under the Act, or is exempt from the registration requirements under the Act, and (y) is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Act, the transferor or the transferee shall deliver, at its expense, to the Transferors, the Servicer and the Trustee, an investment letter from the transferee, substantially in the form of the investment and ERISA representation letter attached hereto as Exhibit E-2, and no registration of transfer shall be made until such letter is so delivered.

          Investor Certificates issued upon registration or transfer of, or investor Certificates issued in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Transferors, the Servicer, the Trustee and the Transfer Agent and Registrar receive an opinion of counsel, satisfactory to each of them, to the effect that such legend may be removed.

          Whenever an Investor Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer and shall be entitled to receive instructions signed by a Servicing officer prior to registering any such transfer. The Transferors hereby agree to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause (i).

          (ii) Registration of transfer of Investor Certificates containing a legend to the effect set forth on Exhibit E-3 shall be effected only if such transfer is made to a Person which is not a Benefit Plan. By accepting and holding any such Investor Certificate, an Investor Certificateholder shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in a Book-Entry Certificate which contains such legend, a Certificate Owner shall be deemed to have represented and warranted that it is not a Benefit Plan.

          (iii) If so requested by the Transferors, the Trustee will make available to any prospective purchaser of Investor Certificates who so requests, a copy of a letter provided to the Trustee by or on behalf of the Transferor relating to the transferability of any Series or Class to a Benefit Plan.

          SECTION 6.05. Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferors shall execute, the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate fractional undivided interest. In connection with the issuance of any new Certificate under this Section, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.06. Persons Deemed Owners. The Trustee, the Transferors, the Servicer, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may (a) prior to due presentation of a Registered Certificate for registration of transfer, treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Transferors, the Servicer, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Investor Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by any of the Transferors, the Servicer, any other Holder of the Transferors' Interest, the Trustee or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee actually knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not any Transferor, the Servicer, any other Holder of the Transferors' Interest or any Affiliate thereof.

          SECTION 6.07. Appointment of Paying Agent. The Paying Agent shall make distributions to investor Certificateholders from the Collection Account or any applicable Series Account pursuant to the provisions of the applicable Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account or any applicable Series Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement or any Supplement in any material respect. The Paying Agent shall initially be Bankers Trust Company and any co-paying agent chosen by the Transferors and acceptable to the Trustee, including, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such exchange so requires, a co-paying agent in Luxembourg or another western European city. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee and the Transferors. In the event that any Paying Agent shall resign, the Trustee shall appoint a successor to act as Paying Agent. The Trustee shall cause each successor or additional Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Investor Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02, 11.03 and 11.05 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          SECTION 6.08. Access to List of Registered Certificateholders'
Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer, the Transferors or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor, a list in such form as the Servicer, the Transferors or the Paying Agent may reasonably require, of the names and addresses of the Registered Certificateholders. If any Holder or group of Holders of Investor Certificates of any Series or all outstanding Series, as the case may be, evidencing not less than 10% of the aggregate unpaid principal amount of such Series or all outstanding Series, as applicable (the "Applicants"), apply to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders with respect to their rights under this Agreement or any Supplement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of

Registered Certificateholders of such Series or all outstanding Series, as applicable, held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

          Every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Servicer, the Transferors, the Transfer Agent and Registrar, nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the sources from which such information was derived.

          SECTION 6.09. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferors and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Trustee or such authenticating agent. An authenticating agent may at any time resign by giving notice of resignation to the Trustee and to the Transferors. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferors. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferors, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties or its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferors. The Transferors agree to pay to each authenticating agent from time to time reasonable compensation for its services under this Section. The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

          (c) Pursuant to an appointment made under this Section, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

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

          This is one of the Certificates described in the Pooling and Servicing Agreement.

                                     ----------------------------------------
                                               as Authenticating Agent
                                                   for the Trustee,

                                     by
                                         ------------------------------------
                                                  Authorized Officer

          SECTION 6.10. Book-Entry Certificates. Unless otherwise specified in the related Supplement for any Series or Class, the Investor Certificates, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Clearing Agency, by, or on behalf of, the Transferors. The Investor Certificates shall initially be registered on the Certificate Register in the name of the Clearing Agency or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor certificates, except as provided in Section
6.12. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to the applicable Certificate owners pursuant to Section 6.12 or as otherwise specified in any such
Supplement:

          (a) the provisions of this Section shall be in full force and effect;

          (b) the Transferors, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions) as the authorized representatives of the respective Certificate Owners;

          (c) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control; and

          (d) the rights of the respective Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Investor Certificates to such Clearing Agency Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Investor Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of Investor Certificates, such direction or consent may be given by Certificate Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Investor Certificates evidencing the requisite percentage of principal amount of Investor Certificates.

          SECTION 6.11. Notices to Clearing Agency. Whenever any notice or other communication is required to be given to Investor Certificateholders of any Series or Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive

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

Certificates shall have been issued to the related Certificate owners, the Trustee shall give all such notices and communications to the applicable Clearing Agency.

          SECTION 6.12. Definitive Certificates. If Book-Entry Certificates have been issued with respect to any Series or Class and (a) the Transferors advise the Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Series or Class and the Trustee or the Transferors are unable to locate a qualified successor, (b) the Transferors, at their option, advise the Trustee that they elect to terminate the book-entry system with respect to such Series or Class through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate owners of such Series or Class evidencing not less than 50% of the aggregate unpaid principal amount of such Series or Class advise the Trustee and the Clearing Agency through the Clearing Agency Participants that the continuation of a book-entry system with respect to the Investor Certificates of such Series or Class through the Clearing Agency is no longer in the best interests of the Certificate owners with respect to such Certificates, then the Trustee shall notify all Certificate owners of such Certificates, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate owners requesting the same. Upon surrender to the Trustee of any such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Transferors shall execute and the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Transferors nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Investor Certificateholders hereunder.

          SECTION 6.13. Global Certificate; Exchange Date. (a) If specified in the related Supplement for any Series or Class, the Investor Certificates for such Series or Class will initially be issued in the form of a single temporary global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the exhibit with respect thereto attached to the related Supplement. The Global Certificate will be executed by the Transferors and authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged an described below for Bearer or Registered Certificates in definitive form (the "Definitive Euro-Certificates").

          (b) The Manager shall, upon its determination of the date of completion of the distribution of the Investor Certificates of such Series or Class, so advise the Trustee, the Transferors, the Depositaries, and each Foreign Clearing Agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Transferors will execute and deliver to the Trustee at its London office or its designated agent outside the United States definitive Bearer Certificates in an aggregate principal amount equal to the entire aggregate principal amount of such Series or Class. All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be exchanged for an equal aggregate principal amount of Definitive Euro-Certificates only on or after the Exchange Date. An


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

institutional investor that is a U.S. Person may exchange the portion of the Global Certificate beneficially owned by it only for an equal aggregate principal amount of Registered Certificates bearing the applicable legend set forth in the form of Registered Certificate attached to the related Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Transferors so elect. The Transferors may waive the $500,000 minimum denomination requirement if they so elect. Upon any demand for exchange for Definitive Euro-Certificates in accordance with this paragraph, the Transferors shall cause the Trustee to authenticate and deliver the Definitive Euro-Certificates to the Holder (x) outside the United States, in the case of Bearer Certificates, and (y) according to the instructions of the Holder, in the case of Registered certificates, but in either case only upon presentation to the Trustee of a written statement substantially in the form of Exhibit G-1 with respect to the Global Certificate or portion thereof being exchanged signed by a Foreign Clearing Agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Global Certificate or a portion thereof being exchanged by a United States institutional investor pursuant to the second preceding sentence, the certificate in the form of Exhibit G-2 signed by the Manager which sold the relevant Certificates or (ii) in all other cases, the certificate in the form of Exhibit G-3, the certificate referred to in this clause (ii) being dated on the earlier of the first actual payment of interest in respect of such Certificates and the date of the delivery of such Certificate in definitive form. Upon receipt of such certification, the Trustee shall cause the Global Certificate to be endorsed in accordance with paragraph (d) below. Any exchange as provided in this Section shall be made free of charge to the holders and the beneficial owners of the Global Certificate and to the beneficial owners of the Definitive Euro-Certificates issued in exchange, except that a person receiving Definitive Euro-Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

          (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Transferors and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency pursuant to the terms of this Agreement.

          (d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certificate or Certificates, such Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certificate shall not be entitled to receive payments of interest on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

          SECTION 6.14. Meetings of Certificateholders. (a) If at the time any Bearer Certificates are issued and outstanding with respect to any Series or Class to which any meeting described below relates, the Servicer, the Transferors, or the Trustee may at any time call a meeting of Investor Certificateholders of any Series or Class or of all Series, to be held at such time and at such place as the Servicer, Transferors or the Trustee, as the case may be, shall


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

determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of any covenant or condition set forth in, this Agreement, any Supplement or the Investor Certificates or of taking any other action permitted to be taken by Investor Certificateholders hereunder or under any Supplement. Notice of any meeting of Investor Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with
Section 13.05, the first mailing and publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Investor Certificateholders a person shall be (i) a Holder of one or more Investor Certificates of the applicable Series or Class or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more such Investor Certificates. The only persons who shall be entitled to be present or to speak at any meeting of Investor Certificateholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Transferors, the Servicer and the Trustee and their respective counsel.

          (b) At a meeting of Investor Certificateholders, persons entitled to vote Investor Certificates evidencing a majority of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote Investor Certificates evidencing at least 25% of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding applicable Investor Certificates which shall constitute a quorum.

          (c) Any Investor Certificateholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Investor Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of Section 13.01, any resolution passed or decision taken at any meeting of Investor Certificateholders duly held in accordance with this Section shall be binding on all Investor Certificateholders whether or not present or represented at the meeting.

          (d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Servicer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Servicer. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Certificate shall be produced, (ii) the Bearer Certificate specified in such certificate shall be produced by some other person or (iii) the Bearer Certificate specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee.

          (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of Investor Certificates evidencing a majority of the aggregate unpaid principal amount of Investor Certificates of the applicable Series or Class or all outstanding Series, as the case may be, represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Investor Certificate challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as an Investor Certificateholder or proxy. Any meeting of Investor Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          (f) The vote upon any resolution submitted to any meeting of Investor Certificateholders shall be by written ballot on which shall be subscribed the signatures of Investor Certificateholders or proxies and on which shall be inscribed the serial number or numbers of the Investor Certificates held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Investor Certificateholders shall be prepared by the secretary of the meeting, and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Servicer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE VII

                   OTHER MATTERS RELATING TO THE TRANSFERORS

          SECTION 7.01. Liability of the Transferors. Each Transferor (including any Additional Transferors) shall be severally, and not jointly, liable in all respects for the obligations, covenants, representations and warranties undertaken by it pursuant to this Agreement or any Supplement and shall not be liable for the obligations, covenants, representations and warranties of any other Transferor. A Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Transferor.

          SECTION 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Transferors. (a) None of the Transferors shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

          (i) (x) the entity formed by such consolidation or into which such Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of such Transferor substantially as an entirety shall be, if such Transferor is not the surviving entity, a corporation or limited liability company organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be

               (A) a savings and loan association, a national banking association, a bank or other entity which is not subject to Title 11 of the United States Code; or

               (B) a wholly-owned subsidiary of an entity referred to in clause (A) that is a special purpose entity whose powers and activities are limited to substantially the same powers and activities and are subject to substantially the same restrictions as provided in the Limited Liability Company Agreement; and

     if such Transferor is not the surviving entity, such corporation or other entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of such Transferor hereunder, including its obligations under Section 7.04; and
     (y) such Transferor has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

         (ii) the Rating Agency Condition shall have been satisfied with respect thereto; and

         (iii) the relevant Transferor shall have delivered to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement a Tax Opinion, dated the date of such consolidation, merger, conveyance or transfer, with respect thereto.

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

          (b) The obligations of the Transferors hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferors hereunder except in each case in accordance with the provisions of Section 7.02(a) or (c).

          (c) Notwithstanding anything to the contrary in this Agreement, in connection with a sale of the Accounts, the Transferor may transfer all of its right, title and interest in the Transferors' Interest pursuant to a supplemental agreement (which supplemental agreement shall be subject to Section 13.01(a) to the extent that it amends any of the terms of this Agreement or any Supplement), to the Person purchasing such Accounts or to a wholly-owned subsidiary of such Person, upon satisfaction of the following conditions:

          (i) (x) the transferee of such Transferor's right, title and interest in the Transferors' Interest shall be a corporation or other entity organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of such Transferor hereunder, including its obligations under Section 7.04; and (y) such Transferor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such transfer of the Transferors' Interest and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such transferee enforceable against such transferee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transfer have been complied with;

          (ii) the Rating Agency Condition shall have been satisfied with respect to such transfer and assumption; and

          (iii) such Transferor shall have delivered to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement a Tax Opinion, dated the date of such transfer, with respect to such transfer.

          SECTION 7.03. Limitations on Liability of the Transferors. Subject to Sections 7.01 and 7.04, none of the Transferors nor any of the directors, officers, employees or agents of any of the Transferors acting in their capacities as Transferors shall be under any liability to the Trust, the Trustee, the Servicer, the Certificateholders, any Series Enhancer or any other Person for any action taken or for refraining from the taking of any action in good faith in their capacities as Transferors pursuant to this Agreement; provided, however, that this provision shall not protect any Transferor or any such Person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Transferor and any director, officer, employee or agent of any of the Transferors may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

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          SECTION 7.04. Liabilities. Notwithstanding Section 7.03 (and
notwithstanding Sections 8.03 and 8.04), by entering into this Agreement, each Transferor agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by an Investor Certificateholder in the capacity of an investor in the Investor Certificates or those which arise from any action by any Investor Certificateholder) arising out of or based on the arrangement created by this Agreement (to the extent Trust Assets remaining after the Investor Certificateholders and Series Enhancers have been paid in full are insufficient to pay such losses, claims, damages or liabilities) and the actions of the Servicer taken pursuant hereto. In the event of the appointment of a Successor Servicer, the Successor Servicer will (from its own assets and not from the assets of the Trust) indemnify and hold harmless the Transferors against and from any losses, claims, damages and liabilities of the Transferors as described in this Section arising from the actions or omissions of such Successor Servicer.

                                 ARTICLE VIII

                    OTHER MATTERS RELATING TO THE SERVICER

          SECTION 8.01. Liability of the Servicer. The Servicer shall be liable under this Article only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          SECTION 8.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a savings and loan association, a national banking association, a bank or other entity which is not subject to Title 11 of the United States Code and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

          (ii) the Servicer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

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          (b) the Servicer shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer; and

          (c) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer.

          (d) Notwithstanding anything to the contrary in this Agreement, in connection with a transfer of a Transferor's right, title and interest in the Transferors' Interest pursuant to Section 7.02(c), the Servicer, if it is such Transferor or an Affiliate of such Transferor, may resign, and such transferee may appoint itself or one of its Affiliates to be successor Servicer pursuant to and subject to the following conditions:

               (i) such successor Servicer shall be a corporation or other entity organized and existing under the laws of the United States of America or any State or the District of Columbia, having an investment grade long-term unsecured debt rating from a nationally recognized statistical rating agency, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

               (ii) the resigning Servicer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such resignation and appointment and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such successor Servicer enforceable against such successor Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such resignation and appointment; and

               (iv) such successor Servicer shall be an Eligible Servicer.

          No such resignation of a Servicer shall become effective until such successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with this Section.

          SECTION 8.03. Limitation on Liability of the Servicer and Others. Except as provided in Section 8.04, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Trust, the Trustee, the Transferors, the Certificateholders, any Series Enhancer or any other person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of


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wilful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

          SECTION 8.04. Servicer Indemnification of the Trust and the Trustee. The Servicer shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim. Indemnification pursuant to this Section is solely the obligation of the Servicer and shall not be payable from the Trust Assets. The Servicer shall not be entitled to reimbursement from the Trust Assets for payments made pursuant to this Section.

          SECTION 8.05. The Servicer Not To Resign. Except as permitted by
Section 8.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under Requirements of Law (other than the charter and by-laws of the Servicer) and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under such Requirements of Law. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
10.02. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer the Trustee is unable to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of "VISA" and "MasterCard" credit card accounts as the Successor Servicer hereunder. The Trustee shall give prompt notice to each Rating Agency and each Series Enhancer entitled thereto under the terms of the applicable Supplement upon the appointment of a Successor Servicer.

          SECTION 8.06. Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee and the Transferors access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee or a Transferor is required in connection with the enforcement of the rights of Certificateholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at reasonably




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accessible offices in the continental United States designated by the
Servicer. Nothing in this Section shall derogate from the obligation of the Transferors, the Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          SECTION 8.07. Delegation of Duties. It is understood and agreed by the parties hereto that the Servicer may delegate certain of its duties hereunder to First Data Resources, Inc. ("FDR"), a credit card processor located in Omaha, Nebraska and to Providian National Bank pursuant to the Interim Processing Agreement. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Lending Guidelines. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05. If any such delegation is to a party other than to an Affiliate of Chase USA or FDR or is pursuant to the Interim Processing Agreement, notification thereof shall be given to each Rating Agency and the Trustee.

          SECTION 8.08. Examination of Records. The Transferors and the Servicer shall clearly and unambiguously indicate in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trustee pursuant to this Agreement for the benefit of the Certificateholders. The Transferors and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

                                  ARTICLE IX

                                PAY OUT EVENTS

          SECTION 9.01. Pay Out Events. If any one of the following events shall occur with respect to any Series:

          (a) failure on the part of the Transferors (i) to make any payment or deposit required by the terms of this Agreement or the Supplement relating to such Series on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform any other covenants or agreements of the Transferors set forth in this Agreement or the Supplement relating to such series, which failure has a material adverse effect on the Investor Certificateholders of such Series and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Trustee, or to the Transferors and the Trustee by any Holder of an Investor Certificate; provided that in the case of a failure by a Transferor to perform its covenants or agreements set forth in
Section 2.05 the cure periods provided in Section 2.05 shall apply and no additional periods shall be applicable under this Section 9.01(a) and that only a five-day cure period shall apply in the case of a failure by a Transferor to perform its covenants set forth in Section 2.07(b) to the extent such failure relates to the grant of a security interest or other intentional creation of a Lien on the Receivables;

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

          (b) any representation or warranty made by the Transferors in this Agreement or the Supplement relating to such Series or any information contained in a computer file or microfiche list required to be delivered by the Transferors pursuant to Section 2.01 or 2.08(g) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Trustee, or to the Transferors and the Trustee by any Holder of an Investor Certificate and as a result of which the interests of the Investor Certificateholders of such Series are materially and adversely affected; provided, however, that a Pay Out Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the relevant Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

               (c) (i) the Account Owner shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Account Owner or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Account Owner; or the Account Owner shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (ii) a Transferor (or any Additional Transferor) shall consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Transferor or relating to all or substantially all of such Transferor's property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of a Transferor's affairs, or notwithstanding an objection by the Transferor any such action shall have remained undischarged or unstayed for a period of sixty (60) days or upon entry of any order or decree providing for such relief; or a Transferor shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within sixty (60) days of such filing or the earlier entry of any order providing for such relief) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such event described in this clause
          (c) either in provisions (i) or (ii), an "Insolvency Event");

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


          (d) a failure by a Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust by the day on which it is required to convey such Receivables or Participation Interests pursuant to
Section 2.08(a);

          (e) the Trust shall become an "investment company" within the meaning of the Investment Company Act;

          (f) any Servicer Default shall occur; or

          (g) a Transfer Restriction Event under this Agreement or under any Receivables Purchase Agreement shall occur;

          then, in the case of any event described in subparagraphs (a), (b) or (f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of such Series, by notice then given in writing to the Transferors and the Servicer (and to the Trustee if given by the Certificateholders), may declare that a pay out event (a "Pay Out Event") has occurred with respect to such Series as of the date of such notice, and in the case of any event described in subparagraph (c), (d), (e) or (g), a Pay Out Event shall occur with respect to such Series without any notice or other action on the part of the Trustee or the Investor Certificateholders, immediately upon the occurrence of such event.

          SECTION 9.02. Additional Rights upon the Occurrence of Certain Events. (a) If an Insolvency Event occurs with respect to any of the Transferors or any of the Transferors violates Section 2.07(c) for any reason, the Transferors shall on the day any such Insolvency Event or violation occurs (the "Appointment Date"), immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Trustee thereof. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be a part of the Trust. Within 15 days after receipt of such notice by the Trustee of the occurrence of such Insolvency Event or violation of Section 2.07(c), the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event or violation has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables and (ii) give notice to Investor Certificateholders and each Series Enhancer entitled thereto pursuant to the relevant Supplement describing the provisions of this Section and requesting instructions from such Holders. Unless the Trustee shall have received instructions within 90 days from the date notice pursuant to clause
(i) above is first published from (x) Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of each Series or, with respect to any Series with two or more Classes, of each Class, to the effect that such Investor Certificateholders disapprove of the liquidation of the Receivables and wish to continue having Principal Receivables transferred to the Trust as before such Insolvency Event or violation, (y) to the extent provided in the relevant Supplement, any Series Enhancer with respect to such Series, and (z) each of the Transferors (other than the Transferor that is the subject of such Insolvency Event or violation), including any Additional Transferor, any Holder of a Supplemental Interest and any permitted assignee or successor under Section 7.02, to such effect, the Trustee shall promptly sell, dispose


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of or otherwise liquidate the Receivables by the solicitation of competitive bids and on terms equivalent to the best purchase offer as determined by the Trustee. The Transferors and Affiliates and agents of the Transferors shall not be entitled to participate as a bidder in such sale of the Receivables. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.01 and 9.02 shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to paragraph (a) ("Insolvency Proceeds") shall be immediately deposited in the Collection Account. The Trustee shall determine conclusively the amount of the Insolvency Proceeds which are deemed to be Finance Charge Receivables and Principal Receivables. The Insolvency Proceeds shall be allocated and distributed to Investor Certificateholders in accordance with Article IV and the terms of each Supplement, and the Trust shall terminate immediately thereafter.

                                  ARTICLE X

                               SERVICER DEFAULTS

          SECTION 10.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to the terms of this Agreement or any Supplement on or before the date occurring 5 Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement;

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement which has a material adverse effect on the interests hereunder of the Investor Certificateholders of any Series or Class (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Holders of Investor Certificates evidencing not less than 10% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such failure that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Series to which such failure relates); or the Servicer shall delegate its duties under this Agreement, except as permitted by Sections 8.02 and 8.07, a Responsible Officer of the Trustee has actual knowledge of such delegation and such delegation continues unremedied for 15 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Holders of Investor Certificates evidencing not less than 10% of the aggregate unpaid principal amount of all Investor Certificates;

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

          (c) any representation, warranty or certification made by the Servicer in this Agreement or any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Investor Certificateholders of any Series or Class (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) and which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing not less than 10% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such representation, warranty or certification that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Series to which such representation, warranty or certification relates); or

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates, by notice then given to the Servicer (and to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof; provided, however, if within 60 days of receipt of a Termination Notice the Trustee does not receive any bids from Eligible Servicers in accordance with Section 10.02(c) to act as a Successor Servicer and receives an Officer's Certificate of the Transferors to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Trustee shall offer the Transferors the right at their option to purchase the Certificateholders' Interest on the Distribution Date next succeeding 105 days after the receipt by the Servicer of a Termination Notice. The purchase price for the Certificateholders' Interest shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Supplement. The Transferors shall notify the Trustee prior to the Record Date for the Distribution Date of the purchase if they are exercising such option. If they exercise such option, the Transferors shall (x) deliver to the Trustee an Opinion of Counsel (which must be an independent outside counsel) to the affect that, in reliance on certain certificates to the effect that the Transferors have received reasonably equivalent value and as to the solvency of the Transferors, the purchase would not be considered a fraudulent transfer and (y) deposit the purchase price into the Collection Account not later than 12:00 noon, New York City time, on such Distribution Date in immediately


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available funds. The purchase price shall be allocated and distributed to
Investor Certificateholders in accordance with Article IV and the terms of each Supplement.

          After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer and in enforcing all rights to Insurance Proceeds. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section
10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

          Notwithstanding the foregoing, any delay in or failure of performance under Section 10.01(a) for a period of five Business Days or under
Section 10.01(b) or (c) for a period of 60 days (in addition to any period provided in Section 10.01(a), (b) or (c)) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Servicer shall provide the Trustee, each Rating Agency, any Series Enhancer entitled thereto pursuant to the relevant Supplement, the Holder of the Transferor Certificate and the Investor Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

          SECTION 10.02. Trustee To Act: Appointment of Successor. (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee or until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate of the Trustee or agent in accordance with Section 3.01(b) and 8.07. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having net worth of not less than $50,000,000 and whose regular business includes the servicing of "VISA" and "MasterCard" credit card receivables as the Successor Servicer hereunder. The Trustee shall give prompt notice to each Rating Agency, the Transferors and each Series Enhancer entitled thereto pursuant to the applicable Supplement upon the appointment of a Successor Servicer.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the aggregate Servicing Fees for all Series; provided, however, that the Transferors shall be responsible for payment of the Transferors' portion of such aggregate Servicing Fees (subject to the limitations on recourse to the Transferors set forth in Section 3.02) and that no such monthly compensation paid out of Collections shall be in excess of such aggregate Servicing Fees. Each Holder of any interest in the Transferors' Interest agrees that the portion of the Collections in respect of Finance Charge Receivables that the Transferors are entitled to receive pursuant to this Agreement or any Supplement shall be reduced by an amount sufficient to pay the Transferors' share (determined by reference to the Supplements with respect to any outstanding Series) of the compensation of the Successor Servicer.

          (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 and shall pass to and be vested in the Transferors and, without limitation, the Transferors are hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferors in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferors in such electronic form as the Transferors may reasonably request and shall transfer all other records, correspondence and documents to the Transferors in the manner and at such times as the Transferors shall reasonably request. To the extent that


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compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Transferors information of any kind which the Successor Servicer deems to be confidential, the Transferors shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

          SECTION 10.03. Notification to Certificateholders. Within two Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Trustee, each Rating Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement and the Trustee shall give notice to the Investor Certificateholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Trustee shall give prompt notice thereof to the Investor Certificateholders.

                                  ARTICLE XI

                                  THE TRUSTEE

          SECTION 11.01. Duties of Trustee. (a) The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall give prompt written notice to the Certificateholders of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee which would entitle a specified percentage of the Certificateholders to take any action pursuant to this Agreement.

          (c) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action that does not relate to all Series, 50% of the aggregate unpaid principal amountof the Investor

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          Certificates of all Series to which such action relates) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a) and (b) of
          Section 10.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or a Transferor, any Holders of Investor Certificates evidencing not less than 10% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such failure that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Investor Certificates of all Series to which such failure relates, or the Series Enhancers for all Series to which such failure relates).

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder or thereunder, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to (i) impair the interests of the Trust in any Receivable now existing or hereafter created or (ii) impair the value of any Receivable now existing or hereafter created.

          (f) The Trustee shall have no power to vary the corpus of the Trust, except as expressly provided in this Agreement.

          (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible upon knowledge of a Responsible Officer thereof and receipt of appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

          (h) If any of the Transferors has agreed to transfer any of its receivables (other than the Receivables) to another Person, upon the written request of such Transferor, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to separately identify the rights of the Trustee and the Trust and such other Person in such Transferor's receivables; provided that the Trustee shall not be required to enter into any intercreditor agreement which could adversely affect the interests of the Certificateholders and, upon the request of the Trustee, such Transferor will deliver an Opinion


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of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

          SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

          (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;(b) the Trustee may consult with counsel, and any advice of such counsel, or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (b) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement Agreement, or to institute, conduct or defend any litigation hereunder or thereunder or in relation to this Agreement or any Enhancement Agreement, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Enhancement Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured) to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (c) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (d) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing more than 25% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such matters that do not relate to all Series, 25% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such matters relate);

          (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder; and

          (f) except as may be required by subsection 11.01(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of

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defects, the compliance by each Transferor with its representations and warranties or for any other purpose.

          SECTION 11.03. Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferors of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferors or the Holders of the Transferors' Interest in respect of the Receivables or deposited in or withdrawn from the Collection Account, any Series Accounts or any other accounts hereafter established to effectuate the transactions contemplated by this Agreement and in accordance with the terms of this Agreement.

          SECTION 11.04. Trustee May Own Certificates. Subject to Section 6.06, the Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 11.05. The Servicer To Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee (without reimbursement from the Collection Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Enhancement Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from its own negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provisions of this Section
11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

          The obligations of the Servicer under Section 8.04 and this Section
11.05 shall survive the termination of the Trust and the resignation or removal of the Trustee.

          SECTION 11.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a bank or a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority and maintain any credit or deposit rating required by any Rating Agency (as of the date hereof Baa3 for Moody's). If such bank or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such bank or corporation shall be deemed to


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be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in
Section 11.07.

          SECTION 11.07. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and the Transferors. Upon receiving such notice of resignation, the Transferors shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Servicer or the Transferors, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in which event the Servicer shall remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

          SECTION 11.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Transferors, to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents, statements, money and other property held by it hereunder, and the Servicer and the Transferors and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, such successor trustee shall provide notice of such succession hereunder to all Investor


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Certificateholders and the Servicer shall provide such notice to each Rating
Agency and any Series Enhancer entitled thereto pursuant to the relevant Supplement.

          SECTION 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 11.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable; provided, however, that the Trustee shall exercise due care in the appointment of any co-trustee. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, Powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act) except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

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          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 11.11. Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed; the Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Servicer in accordance with the terms of each Supplement shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust. In no event shall the Trustee or the Servicer (except as provided in Section 8.04) or the Transferors be liable for any liabilities, costs or expenses of the Trust or the Investor Certificateholders arising under any tax law, including without limitation Federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

          SECTION 11.12. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          SECTION 11.13. Suits for Enforcement. (a) If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Sections 10.01 and 11.14, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of


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the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

          (b) If an Insolvency Event shall have occurred with respect to a Transferor, the Trustee shall, irrespective of whether the principal of any Series or Class of Investor Certificates shall then be due and payable:

               (i) unless prohibited by applicable law promptly take or cause to be taken any and all necessary or advisable commercially reasonable action as a secured creditor on behalf of the Certificateholders to recover, repossess, collect or liquidate the Receivables or any other Trust Assets on a "self-help" basis or otherwise and exercise any rights or remedies of a secured party under the applicable UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Certificateholders;

               (ii) promptly, and in any case within any applicable claims bar period specified under applicable law, file and prove a claim or claims under applicable law, by filing proofs of claim, protective proofs of claim or otherwise, for the whole amount of unpaid principal and interest in respect of the Investor Certificates and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Certificateholders allowed in any judicial, administrative, corporate or other proceedings relating to such Transferor, its creditors or its property, including any actions relating to the preservation of deficiency claims or for the protection against loss of any claim in the event the Trustee's or the Certificateholders' status as secured creditors are successfully challenged; and

               (iii) collect and receive any moneys or other property payable or deliverable on any such claims and distribute all amounts with respect to the claims of the Certificateholders to the Certificateholders.

          (c) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          SECTION 11.14. Rights of Certificateholders To Direct Trustee. Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee relating to such proceeding; provided, however, that, subject to
Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of


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

the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction.

          SECTION 11.15. Representations and Warranties of Trustee. The Trustee represents and warrants as of each Closing Date that:

          (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

          (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement and each Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Supplement; and

          (c) this Agreement and each Supplement has been duly executed and delivered by the Trustee.

          SECTION 11.16. Maintenance of Office or Agency. The Trustee will maintain at its expense an office or agency (the "Corporate Trust Office") where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served (a) in the Borough of Manhattan, The City of New York, in the case of Registered Certificates and Holders thereof, and (b) in London or Luxembourg, in the case of Bearer Certificates and Holders thereof, if and for so long as any Bearer Certificates are outstanding. The Corporate Trust Office shall initially be located at Four Albany Street, New York, New York 10006. The Trustee will give prompt notice to the Servicer, to the Transferors and to Investor Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          SECTION 11.17. Receivables. It is expressly understood and agreed by the parties hereto that (a) the Trustee accepts all right, title and interest to the Receivables, the proceeds thereof, and the other property, now existing and hereafter created, conveyed to the Trustee under this Agreement on behalf of the Trust, for the benefit of the Certificateholders, and not in its individual capacity, (b) under no circumstance will the Trustee be deemed to make any representations or warranties in its individual capacity in respect of the Receivables so conveyed, (c) the Trustee shall have no obligation to expend its own funds to purchase Receivables pursuant to the terms of this Agreement, and (d) under no circumstance shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust.

                                 ARTICLE XII

                                  TERMINATION

          SECTION 12.01. Termination of Trust. The Trust and the respective obligations and responsibilities of the Transferors, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Investor Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 7.04, 6.04, 12.02(b) and 13.11 upon the earlier of (a) June 1, 2022, (ii) the day following the Distribution Date on


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which the Invested Amount and Enhancement Invested Amount for each Series is zero (provided that the Transferors have delivered a written notice to the Trustee electing to terminate the Trust) and (b) the time provided in Section 9.02(b).

          SECTION 12.02. Final Distribution. (a) The Servicer shall give the Trustee at least 30 days prior notice of the Distribution Date on which the Investor Certificateholders of any Series or Class may surrender their Investor Certificates for payment of the final distribution on and cancelation of such Investor Certificates (or, in the event of a final distribution resulting from the application of Section 2.06, 9.02 or 10.01, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 30 days prior to such Distribution Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Investor Certificateholders, the Trustee shall provide notice to Investor Certificateholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Investor Certificates of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Investor Certificates at the office or offices therein specified (which, in the case of Bearer Certificates, shall be outside the United States). The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Investor Certificateholders.

          (b) Notwithstanding a final distribution to the Investor Certificateholders of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Investor Certificateholders shall continue to be held in trust for the benefit of such Investor Certificateholders and the Paying Agent or the Trustee shall pay such funds to such Investor Certificateholders upon surrender of their Investor Certificates (and any excess shall be paid in accordance with the terms of any relevant Enhancement Agreement). In the event that all such Investor Certificateholders shall not surrender their Investor Certificates for cancelation within six months after the date specified in the notice from the Trustee described in paragraph (a), the Trustee shall give a second notice to the remaining such Investor Certificateholders to surrender their Investor Certificates for cancelation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Certificates, shall be outside the United States). If within one year after the second notice all such Investor Certificates shall not have been surrendered for cancelation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Investor Certificateholders concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Transferors any moneys held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Transferors, Investor Certificateholders entitled to the money must look to the Transferors for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) In the event that the Invested Amount with respect to any Series is greater than zero on its Series Termination Date or such earlier date as is specified in the related Supplement (after giving effect to deposits and distributions otherwise to be made on such date), the Trustee will sell or cause to be sold on such Series Termination Date, in accordance with the procedures and subject to the conditions described in such Supplement, Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount with respect to such Series on such date (after giving effect to such deposits and distributions; provided, however, that in no event shall such amount exceed such Series' allocable share of Receivables on such Series Termination Date). None of the Transferor, any Affiliate of the Transferor or any agent of the Transferor shall be permitted to purchase such Receivables in such case. The proceeds from any such sale shall be allocated and distributed in accordance with the terms of the applicable Supplement.

          SECTION 12.03. Transferors' Termination Rights. Upon the termination of the Trust pursuant to Section 12.01 and the assignment of any Supplemental Interest to the Transferors, the Trustee shall sell, assign and convey to the Transferors or their designee, without recourse, representation or warranty, all right, title and interest of the Trustee in the Receivables, whether then existing or thereafter created, all moneys due or to become due and all amounts received with respect thereto and all proceeds thereof, except for amounts held by the Trustee pursuant to Section 12.02(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferors to vest in the Transferors or their designee all right, title and interest which the Trustee had in the Receivables and such other related assets.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

          SECTION 13.01. Amendment; Waiver of Past Defaults. (a) This Agreement or any Supplement may be amended from time to time (including in connection with (x) the issuance of a Supplemental Interest, (y) the addition of a Participation Interest to the Trust or (z) the designation of an Additional Transferor or Additional Account Owner) by the Servicer, the Transferors and the Trustee without the consent of any of the Certificateholders, provided that (i) each Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that such Transferor reasonably believes that such action shall not adversely affect in any material respect the interests of any Investor Certificateholder and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment; provided, however, that notwithstanding the fact that clauses (i) and (ii) of this Section 13.01(a) would otherwise apply, any amendment that significantly changes the permitted activities of the Trust described in
Section 2.02(e) shall require the consent of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all outstanding Series.

          (b) This Agreement or any Supplement may also be amended from time to time by the Servicer, the Transferors and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Certificateholder (provided that any amendment of the terms of a Pay Out Event shall not be deemed to be within the scope of this clause (i)), (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. Any amendment to be effected pursuant to this paragraph shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Transferors, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trustee shall furnish notification of the substance of such amendment to each Investor
Certificateholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and each Series Enhancer entitled thereto pursuant to the relevant Supplement.

          (d) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Any Supplement executed in accordance with the provisions of
Section 6.03 shall not be considered an amendment to this Agreement for the purposes of this Section.

          (f) The Holders of Investor Certificates evidencing more than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of each Series, or, with respect to any Series with two or more Classes, of each Class (or, with respect to any default that does not relate to all Series, 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of each Series to which such default relates or, with respect to any such Series with two or more classes, of each Class) may, on behalf of all Certificateholders, waive any default by the Transferors or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Investor Certificateholders or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          SECTION 13.02. Protection of Right, Title and Interest to Trust. (a) The Transferors shall cause this Agreement, all amendments and supplements hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders and the Trustee hereunder to all property comprising the Trust. The Transferors shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferors shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

          (b) No Transferor shall change its name, or its type or jurisdiction of organization unless it has first (i) made all filings in all relevant jurisdictions under the UCC and other applicable law as are necessary to continue and maintain the first-priority perfected ownership or, security interest of the Trustee in the Receivables, the proceeds thereof, and the other property conveyed to the Trustee hereunder, and (ii) delivered to the Servicer and the Trustee an Opinion of Counsel to the effect that all necessary filings have been made under the UCC in all relevant jurisdictions as are necessary to continue and maintain the first-priority perfected ownership or security interest of the Trustee in the Receivables, the proceeds thereof, and the other property conveyed to the Trustee hereunder.

          (c) Each Transferor and the Servicer will at all times maintain records concerning the Receivables and its principal executive offices within the United States; provided, however, that each Transferor and the Servicer may maintain offices outside the United States that engage in servicing activities with respect to the Receivables, so long as the information necessary to perfect or to continue the perfection of the Trustee's security interest in the Receivables and proceeds thereof, including the account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account, is also maintained in its servicing records located in the United States.

          (d) The Transferors will deliver to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement: (i) upon the execution and delivery of each amendment of this Agreement or any Supplement, an Opinion of Counsel to the effect specified in Exhibit H-1; (ii) on each Addition Date on which any Additional Accounts (other than Automatic Additional Accounts) are to be designated as Accounts pursuant to Section 2.08
(a) or (b) and on each date specified in Section 2.08(c)(iii) with respect to the inclusion of Automatic Additional Accounts as Accounts, an Opinion of Counsel substantially in the form of Exhibit H-2, and on each Addition Date on which any Participation Interests are to be included in the Trust pursuant to
Section 2.08(a) or (b), an opinion of Counsel covering the same substantive legal issues addressed by Exhibit H-2 but conformed to the extent appropriate to relate to Participation Interests; and (iv) on or before March 31 of each year, beginning with March 31, 1994, an Opinion of Counsel substantially in the form of Exhibit H-3.

          SECTION 13.03. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Investor Certificateholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Investor Certificateholders from time to time as partners or members of an association, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Investor Certificateholder previously shall have made, and unless the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action, suit or proceeding relates) shall have made, a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Investor Certificateholder and the Trustee, that no one or more Investor Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the holders of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders except as otherwise expressly provided in this Agreement. For the protection and enforcement of the provisions of this Section, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 13.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 13.05. Notices; Payments. (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Transferors to, __________, __________, Attention: _________, (ii) in the case of the Servicer, to _____, (iii) in the case of the Trustee, to Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention of Corporate Trust Agency Group (facsimile no. (212) 250-6439), (iv) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention of ABS Monitoring Department 4th Floor (facsimile no. 212-553-4600), (v) in the case of Standard & Poor's, to 26 Broadway, New York, New York 10046, Attention of Asset Backed Group, 15th Floor (facsimile no. 212-412-0323), (vi) in the case of the Paying Agent or the Transfer Agent and Registrar, to Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention of Corporate Trust Agency Group (facsimile no. (212) 250-6439) and (vii) to any other Person as specified in any supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

          (b) Any Notice required or permitted to be given to a Holder of Registered Certificates shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. No Notice shall be required to be mailed to a Holder of Bearer Certificates or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such Notice. In addition, (i) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such Exchange shall so require, any Notice to Investor Certificateholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (ii) in the case of any Series or Class with respect to which any Bearer Certificates are outstanding, any Notice required or permitted to be given to Investor Certificateholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

          (c) All Notices to be made to the Transferors shall be deemed given if one notice is provided to the address of LLC. All payments hereunder to the Bank, as Servicer, shall be made to such account as the Bank may specify in writing. All payments hereunder to the Transferors shall be deemed made if made to the account of LLC.

          SECTION 13.06. Rule 144A Information. For so long as any of the Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Transferors, the Trustee, the Servicer and any Series Enhancer agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder, upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

          SECTION 13.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Certificates or the rights of the Certificateholders.

          SECTION 13.08. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 8.02, this Agreement may not be assigned by the Servicer without the prior consent of Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of all outstanding Investor Certificates. The Transferor will notify the Rating Agencies of any such assignment.

          SECTION 13.09. Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by the Trustee pursuant to Section
6.02 are and shall be deemed fully paid.

          SECTION 13.10. Further Assurances. The Transferors and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 13.11. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Servicer, the Trustee, each Transferor, each Series Enhancer and each holder of a Supplemental Interest shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any Debtor Relief Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust.

          Notwithstanding any prior termination of this Agreement, neither the Servicer, the Trustee nor the Certificateholders shall institute, or join in instituting a proceeding against any Transferor under any Debtor Relief Law or other proceedings under any United States federal or state bankruptcy or similar law.

          SECTION 13.12. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Certificateholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 13.13. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 13.14. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, any Series Enhancer (to the extent provided in this Agreement and the related Supplement) and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 13.15. Actions by Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice given by Certificateholders, such action or Notice may be taken or given by any Certificateholder, unless such provision requires a specific percentage of Certificateholders.

          (b) Any Notice, request, authorization, direction, consent, waiver or other act by the Holder of a Certificate shall bind such Holder and every subsequent Holder of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          SECTION 13.16. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 13.17. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 13.18. Construction of Agreement. The Transferors hereby grant to the Trustee a security interest for the benefit of (a) the Certificateholders and (b) any Series Enhancer to the extent of the Enhancement Invested Amount, if any, provided for in the relevant Supplement (which interest, in the case of any Series Enhancer, will be subordinated to the interest of the Certificateholders of such Series in accordance with the relevant Supplement), in all of the Transferors' right, title and interest in, to and under the Receivables now existing and hereafter created, all moneys due or to become due and all amounts received with respect thereto and all "proceeds" thereof and any other Trust Assets, to secure all the Transferors' and Servicer's obligations hereunder, including the Transferors' obligation to sell or transfer Receivables hereafter created to the Trust. This Agreement shall constitute a security agreement under applicable law.

          SECTION 13.19. Characterization of the Trust. For purposes of SFAS 140, the parties hereto intend that the Trust shall be treated as a "qualifying special purpose entity" as such term is used in SFAS 140 and any successor rule thereto and its permitted activities shall be limited in accordance with paragraph 35 thereof.

                                 ARTICLE XIV
                             Transition Provisions

          SECTION 14.01. Substitution Date. This amendment and restatement of this Agreement shall become effective upon the satisfaction of the following conditions (the effective date, the "Substitution Date"):

          (a) Chase USA shall have contributed or sold the Transferor Interest to LLC;

          (b) The relevant conditions to this amendment set forth in Section 13.01(a) shall have been satisfied.

          (c) UCC financing statements naming LLC as debtor and the Trustee as secured party shall have been filed in accordance with Section 13.02.

          (d) The Receivables Purchase Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect and all conditions to the initial sale of Receivables thereunder shall have been satisfied.

          (e) This amendment shall have been executed and delivered by the parties hereto.

          (f) Chase USA shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in clauses (a) through (d) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          SECTION 14.02. Assumption. On the Substitution Date and without any further action on the part of any party hereto, LLC shall become the Transferor hereunder and shall assume all of the covenants and obligations including obligations under Section 7.04, and shall be entitled to all of the benefits, of the Transferor hereunder. Simultaneously with such assumption, Chase USA shall automatically be released from all of such obligations and shall thereupon cease to be a party to this Agreement as Transferor. For the avoidance of doubt, such assumption and release is equally effective for all Series Supplements in effect on the Substitution Date and all agreements relating to Series Enhancement in effect on the Substitution Date and for each Transfer and Administration Agreement, Loan Agreement, Collateral Agreement, Purchase Agreement, Security Agreement or other agreement entered into in connection with any Series Supplement in effect on the Substitution Date to which Chase USA is party in its capacity as Transferor, and by its execution of this Agreement LLC shall assume the performance of all obligations of the Transferor thereunder.

          IN WITNESS WHEREOF, the Bank, as Transferor prior to the Substitution Date, Card Acquisition Funding LLC, as Transferor, the Bank, as the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Transferor prior to the Substitution Date and as Servicer,



                   By: /s/ Michael Barrett
                       -----------------------------------
                         Name:   Michael Barrett
                         Title:  President



                 CARD ACQUISITION FUNDING LLC,
                 as Transferor after the Substitution Date,



                   By:  /s/ Keith Schuck
                       -----------------------------------
                         Name:   Keith Schuck
                         Title:  President



                 BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee,



                   By:  /s/ Peter Becker
                       -----------------------------------
                         Name:   Peter Becker
                         Title:  Assistant Vice President

                                                                     EXHIBIT A


                FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL
             ACCOUNTS (As required by Section 2.08 of the Pooling
                           and Servicing Agreement)

          ASSIGNMENT NO. OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of ______, 200_, by and among CARD ACQUISITION FUNDING LLC, a Delaware limited liability company as Transferor (together with its permitted successors and assigns) (the "Transferor"), CHASE MANAHATTAN BANK USA, NATIONAL ASSOCIATION, a banking corporation organized and existing under the laws of the United States (together with its permitted successors and assigns) as Servicer ("Servicer") and BANKERS TRUST COMPANY, a New York banking corporation as Trustee ("Trustee") pursuant to the Pooling and Servicing Agreement referred to below.

                             W I T N E S S E T H :

          WHEREAS, the Transferor, Servicer and the Trustee are parties to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and restated on February 5, 2002 (as amended and supplemented, the "Agreement");

          WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Additional Accounts owned by the Account Owners to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trustee (as each such term is defined in the Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

          1. Defined Terms. All capitalized terms defined in this Assignment and used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, _______, 200_.

          "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby,_________, 200_.

          2. Designation of Additional Accounts. On or before the Document Delivery Date, the Tranferor will deliver to the Trustee a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account, which computer file or microfiche list shall supplement Schedule I to the Agreement.

          3. Conveyance of Receivables.

          (a) The Transferor does hereby transfer, assign, set over and other-wise convey to the Trustee without recourse on and after the Addition Date, all its right, title and interest in, to and under the Receivables of such Additional Accounts, without recourse owned by the Transferor existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof.

          (b) In connection with the assignment, the Tranferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables now in Additional Accounts owned by the Account Owners, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trustee on or prior to the Addition Date. The Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

          (c) In connection with such sale, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts owned by the Account Owners and designated hereby have been conveyed to the Transferor pursuant to the Agreement and this Assignment.

          (d) The parties hereto intend that each transfer of Receivables and other property pursuant pursuant to this Assignment constitutes a sale, and not a secured borrowing, for all purposes.

          4. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trustee pursuant to Section 3(a) of this Assignment, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Agreement for the benefit of all Investor Certificateholders.

          5. Representations and Warranties of the Transferor. The Transferor hereby severally represents and warrants to the Trustee as of the Addition Date that the representations and warranties of the Transferor set forth in the Agreement that are to be made as of the Addition Date with respect to this assignment are true and correct as of such date.

          (a) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (b) Eligibility of Accounts. With respect to additional accounts, on the applicable Addition Date, each related Additional Account is an Eligible Account.

          (c) Insolvency. As of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof.

          (d) Pay Out Event. The Transferor reasonably believes that (i) the addition of the Receivables arising in the Additional Accounts will not, based on the facts known to the Transferor, then or thereafter cause a Pay Out Event to occur with respect to any Series and (ii) no selection procedure was utilized by the Transferor or the Account Owner which would result in the selection of Additional Accounts (from among the available Eligible Accounts owned by the Account Owners) that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Addition Date.

          (e) Security Interest. This Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of the Transferor in the Receivables now existing or hereafter created in the Additional Accounts designated by the Transferor, all monies due or to become due and all amounts received with respect thereto and the "proceeds" (including "proceeds" as defined in the UCC) thereof.

          (f) No Conflict. Each Receivables conveyed to the Trust as of the related Addition Date has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affliliates and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor.

          (h) All Consents. All authorizations, consents, orders or approvals of any court or other Governmental Authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment and the Transferor's performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

          6. Ratification Of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

          7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Transferor and the Trustee have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                      CARD ACQUISITION FUNDING LLC
                      as Transferor,



                        By:
                             ----------------------------------------------
                              Name:
                              Title:



                      BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee,



                        By:
                             ----------------------------------------------
                              Name:
                              Title:

                                                                     EXHIBIT B


                    FORM OF REASSIGNMENT OF RECEIVABLES IN
             ACCOUNTS (As required by Section 2.09 of the Pooling
                           and Servicing Agreement)


          REASSIGNMENT No. ______ OF RECEIVABLES dated as of _______, 200_ by and among Card Acqusition Funding LLC, a Delaware limited liability company as Transferor ("Transferor"), Chase Manhattan Bank USA, National Association, a national banking association, Servicer (the "Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.

                                  WITNESSETH:


          WHEREAS, the Transferor, the Servicer and the Trustee are parties to the Pooling and Servicing Agreement dated as of June 1, 1993, amended and restated as of February 5, 2002 (as amended and supplemented, the "Agreement");

          WHEREAS, pursuant to the Agreement, the Transferor wishes to remove from the Trust all Receivables in certain designated Accounts (the "Removed Accounts") and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

          WHEREAS, the Trustee is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof.

          NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

          1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

          "Removal Date" shall mean, with respect to Removed Accounts designated hereby, ____________, 200_.

          "Removal Notice Date" shall mean, with respect to the Removed Accounts, ____________, 200_.

          2. Designation of Removed Accounts. On or before the date that is 10 Business Days after the Removal Date, the Transferor will deliver to the Trustee a computer file or microfiche list containing a true and complete schedule identifying all Accounts the Receivables of which are being removed from the Trust, specifying for each such Account, as of the Removal Notice Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account, which computer file or microfiche list shall supplement Schedule 1 to the Agreement.

          3. Conveyance of Receivables. (a) The Trustee does hereby transfer, assign, set over and otherwise convey to the Transferor, without recourse, on and after the Removal Date, all right, title and interest of the Trustee and the Trust in, to and under the Receivables existing at the close of business on the Removal Date and thereafter created from time to time in the Removed Accounts designated hereby which are owned by such Participating Transferor, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof but excluding all Recoveries relating thereto resulting from the sale or re-securitization of Receivables pursuant to a Grouped Charge Off Disposition.

          (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferors on or prior to the date this Reassignment is delivered, applicable termination statements with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time in the Removed Accounts reassigned hereby and the proceeds thereof evidencing the release by the Trust of its interest in the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to terminate such interest.

          4. Representations and Warranties of the Transferor. Each of the Transferors hereby severally represents and warrants to the Trustee, on behalf of the Trust, as of the Removal Date:

          (a) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against such Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (b) Pay Out Event. The Transferor reasonably believes that (i) the removal of the Receivables existing in the Removed Accounts owned by the Transferor will not, based on the facts known to such Transferor, then or thereafter cause a Pay Out Event to occur with respect to any Series and (ii) no selection procedure was utilized by the Transferor which would result in a selection of Removed Accounts that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Removal Date.

          (c) List of Removed Accounts. The list of Removed Accounts delivered pursuant to Section 2.09(b) of the Agreement is true and complete in all material respects as of the Removal Date (except that the balances set forth in such list of Removed Accounts are true and correct in all material respects as of the Removal Notice Date).

          5. Ratification of Agreement. As supplemented by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          6. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          7. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Transferor and the Trustee have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

                        CARD ACQUISITION FUNDING, as Transferor



                          By: __________________________________
                                Name:
                                Title:



                        CHASE MANHATTAN BANK USA, as Servicer



                          By: __________________________________
                                Name:
                                Title:



                        BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee,



                          By: __________________________________
                                Name:
                                Title:

                                                                     EXHIBIT C


                     FORM OF ANNUAL SERVICER'S CERTIFICATE
            (To be delivered on or before March 31 of each calendar
                year beginning with March 31, 200_, pursuant to
              Section 3.05 of the Pooling and Servicing Agreement
                              referred to below)



                           CHASE MANHATTAN BANK USA

                    --------------------------------------

                            PROVIDIAN MASTER TRUST

                    --------------------------------------


          The undersigned, a duly authorized representative of Chase Manhattan Bank USA, National Association, as Servicer ("Chase USA"), pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended and restated as of February 5, 2002 (as amended and supplemented, the "Agreement"), among Card Acquisition Funding LLC as Transferor, Chase USA, as Servicer, and Bankers Trust Company, as Trustee, does hereby certify that:

          1. Chase USA is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

          2. The undersigned is a servicing officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

          3. A review of the activities of the Servicer during the calendar year ended December 31, 200_, and of its performance under the Agreement was conducted under my supervision.

          4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

          5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, 200_, which sets forth in detail (a) the nature of each such default, (b) the action taken by the Servicer, if any, to remedy each such default and (c) the current status of each such default: [if applicable, insert "None."]

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this day of __________, 200_ .

                                   CHASE MANHATTAN BANK USA, NATIONAL
                                     ASSOCIATION, as Servicer,



                                    By:
                                         ------------------------------------
                                          Name:
                                          Title:

                                                                   EXHIBIT E-1


          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

                                                                   EXHIBIT E-2


                          FORM OF UNDERTAKING LETTER

                                                       _______________, 200_


Bankers Trust Company
Four Albany Street
New York, NY 10006
Attention:


Chase Manhattan Bank USA, National Association
White Clay Center Building 200
Route 273
Newark, Delaware  19711
Attention:  General Counsel


Card Acquisition Funding LLC
White Clay Center Building 2000
Route 273
Newark, Delaware  19711

Re: Purchase of $______  principal amount of
Providian Master Trust, [   %]
Asset Backed Certificates, Series [   ]

Ladies and Gentlemen:

          In connection with our purchase of the above Asset Backed Certificates (the "Certificates") we confirm that:

          (i) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act;

          (ii) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

          (iii) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing under paragraph (iv) below) are able to bear the economic risk of an investment in the Certificates; we (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the 1933 Act); and we are not, and none of such accounts is, a Benefit Plan;

          (iv) we are acquiring the Certificates for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Certificates, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

          (v) we agree that the Certificates must be held indefinitely by us unless subsequently registered under the 1933 Act or an exemption from any registration requirements of that Act and any applicable state securities law is available;

          (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Certificates unless:

               (A)(1) the sale is of at least U.S. $_____ principal amount of Certificates to an Eligible Purchaser (as defined below), (2) a letter to substantially the same effect as paragraphs (i), (ii),
          (iii), (iv), (v) and (vi) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

               (B) the Certificates are transferred pursuant to Rule 144 under the 1933 Act by us after we have held them for more than three years; or

               (C) the Certificates are sold in any other transaction that does not require registration under the 1933 Act and, if the Transferors, the Servicer, the Trustee or the Transfer Agent and Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

               (D) the Certificates are transferred pursuant to an exception from the registration requirements of the 1933 Act under Rule 144A under the 1933 Act; and

     (vii) we understand that the Certificates will bear a legend to substantially the following effect:

          "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET

          FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN." "THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW)."

          The first paragraph of this legend may be removed if the Transferor, the Servicer, the Trustee and the Transfer Agent and Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that such paragraph may be removed.

          "Eligible Purchaser" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

          "Eligible-Dealer" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities.

          "Benefit Plan" means any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity.

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement dated as of June 1, 1993, as amended from time to time among Card Acquisition Funding LLC, as Transferor, Chase Manhattan Bank, USA, National Association, as Servicer and Bankers Trust Company, as Trustee.

                                    Very truly yours,



                                    ----------------------------------
                                              (Name of Purchaser)



                                    By:  ______________________________
                                             (Authorized Officer)

                                                                   EXHIBIT E-3


          THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).*





--------------

* The following text should be included in any Certificate in which the above legend appears:

          The (Certificates) may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in
          Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                                                                     EXHIBIT F


              BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS
           (CMOs)(WITHOUT OWNER OPTION TO REDEEM)OTHER ASSET-BACKED
                  SECURITIES AND PASS-THROUGH CERTIFICATES(1)

                           Letter of Representations
                    [To be Completed by Issuer and Trustee]

                    ---------------------------------------
                               [Name of Issuer]

                    ---------------------------------------
                               [Name of Trustee]

                                                           -----------------
                                                                      (Date)


Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041-0099

           Re: _________________________________________________

               -------------------------------------------------

               -------------------------------------------------
                              (Issue Description)

Ladies and Gentlemen:

          This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to a trust indenture dated _____________, 199__ (the "Document"). ______________
("Underwriter") is distributing the Securities through The Depository Trust Company ("DTC").

          To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:


-----------------

(1)  This document is a DTC form and may be amended by the parties.

          1. Prior to closing on the Securities on ____________, 199__, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each $150 million certificate shall bear the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

          3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                  Manager; Call Notification Department
                  The Depository Trust Company
                  711 Stewart Avenue
                  Garden City, NY 11530-4719

          4. In the event of an invitation to tender the Securities, notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions (including mandatory tenders, exchanges, and capital changes) by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                  Manager; Reorganization Department
                  Reorganization Window
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, NY 10004-2695

          5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

          6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably five, but not less than two, business days prior to such payment date. Such notices, which shall also contain the current pool factor and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                  Manager; Announcements Dividend Department
                  The Depository Trust Company
                  7 Hanover Square, 22nd Floor
                  New York, NY 10004-2695

          7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is record date to record date.] [The interest accrual period is payment date to payment date.]

          8. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Trustee and DTC). Such payment shall be made payable to the order of Cede & Co. Absent any other existing arrangements, such payments shall be addressed as follows:

                  Manager; Cash Receipts
                  Dividend Department
                  The Depository Trust Company
                  7 Hanover Square, 24th Floor
                  New York, NY 10004-2695

          9. [Note: Issuer must represent one of the following, and cross out the other:]

          Securities Eligible for DTC's Same-Day Funds Settlement ("SDFS")
System.

          Other principal payments (redemption payments) shall be made in same-day funds by Trustee in the manner set forth in the SDFS Paying Agent Operating Procedures, a copy of which previously has been furnished to Trustee.

          Securities Eligible for DTC's Next-Day Funds Settlement ("NDFS")
System.

          Other principal payments (redemption payments) shall be made in next-day funds by Trustee to Cede & Co., as nominee of DTC, or its registered assigns, on each payment date. Such payments shall be made payable to the order of Cede & Co., and shall be addressed as follows:

                  NDFS Redemptions Manager
                  Reorganization/Redemptions Department
                  The Depository Trust Company
                  7 Hanover Square, 23rd Floor
                  New York, NY 10004-2695

          10. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

          11. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

          12. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

          13. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

          14. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and
(b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

          15. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

Notes:                                                       Very truly yours,
A.  If there is a Trustee (as defined
in this Letter of Representations), Trustee
as well as Issuer must sign this
Letter.  If there is no Trustee,
in signing this Letter Issuer itself         ---------------------------------
undertakes to perform all of the                  (Issuer)
obligations set forth herein.

                                        By: ----------------------------------
B.  Schedule B contains statements            (Authorized Officer's Signature)
that DTC believes accurately describe
DTC, the method of effecting
book-entry transfers of securities          ----------------------------------
distributed through DTC, and                       (Trustee)
certain related matters.

                                        By: ---------------------------------
                                              (Authorized Officer's Signature)


Received and Accepted:
THE DEPOSITORY TRUST COMPANY

By:  _______________________

cc:  Underwriter
     Underwriter's Counsel

                                                                 SCHEDULE A


                               (Describe Issue)

CUSIP        Principal Amount           Maturity Date           Interest Rate

                                                                    SCHEDULE B


                       SAMPLE OFFERING DOCUMENT LANGUAGE
                      DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                  (Prepared by DTC-bracketed material may be
                      applicable only to certain issues)

          1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully registered Security certificate will be issued for [each issue of] the Securities [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $150 million, one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

          2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

          3. Purchase of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

          4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

          5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

          7. Neither DTC nor CEDE & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

          8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of such Participant and not of DTC, the Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

          [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to the [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.]

          10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

          11. The Issuer may decide to discontinue use of the system of book-entry traders through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

          12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Issuer believes to be reliable, but the Issuer takes no responsibility for the accuracy thereof.

                                                           EXHIBIT G-1


                     FORM OF CLEARANCE SYSTEM CERTIFICATE
                         TO BE GIVEN TO THE TRUSTEE BY
                             EUROCLEAR OR CEDE FOR
                      DELIVERY OF DEFINITIVE CERTIFICATES
                        IN EXCHANGE FOR A PORTION OF A
                           TEMPORARY GLOBAL SECURITY

                            PROVIDIAN MASTER TRUST,
                               [ ]% Asset Backed
                           Certificates, Series [ ]

                    [Insert title or sufficient description
                       of Certificates to be delivered]

          We refer to that portion of the temporary Global Certificate in respect of the above-captioned issue which is herewith submitted to be exchanged for definitive Certificates (the "Submitted Portion") as provided in the Pooling and Servicing Agreement dated as of June 1, 1993 as amended and restated on February 5, 2002 (as amended and supplemented, the "Agreement"), in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such persons, beneficial interest either (a) from such person, substantially in the form of Exhibit G-2 to the Agreement, or (b) from [ ], substantially in the form of Exhibit G-3 to the Agreement, and (ii) the Submitted Portion includes no part of the temporary Global Certificate excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

          We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  _________,  200_*     [_______________, as operator of the Euroclear
                              System]

                              By:  ________________________________

---------------------
*  To be dated on the Exchange Date.

                                                                   EXHIBIT G-2


                      FORM OF CERTIFICATE TO BE DELIVERED
                             TO EUROCLEAR OR CEDE
                        BY ___________________________
                WITH RESPECT TO REGISTERED CERTIFICATES SOLD TO
                        QUALIFIED INSTITUTIONAL BUYERS

                            PROVIDIAN MASTER TRUST,
                  [ ]% Asset Backed Certificates, Series [ ]


          In connection with the initial issuance and placement of the above-referenced Asset Backed Certificates (the "Certificates"), an institutional investor in the United States ("institutional investor") is purchasing U.S. $______ aggregate principal amount of the Certificates held in our account at [_______________, as operator of the Euroclear System] [Cedel S.A.] on behalf of such investor.

          We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

          [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

          The Definitive Certificates in respect of this certificate are to be issued in registered form in the minimum denomination of U.S. $500,000 and such Definitive Certificates (and, unless the Pooling and Servicing Agreement or Supplement relating to the Certificates otherwise provides, any Certificates issued in exchange or substitution for or on registration of transfer of Certificates) shall bear the following legend:

                  "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE CANNOT BE EXCHANGED FOR A BEARER CERTIFICATE."

Dated:              ,                    [                          ],


                                         By:   ________________________
                                                 Authorized Officer

                      FORM OF CERTIFICATE TO BE DELIVERED
                  TO EUROCLEAR OR CEDE BY A BENEFICIAL OWNER
          OF CERTIFICATES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

                            PROVIDIAN MASTER TRUST,
                  [ ]% Asset Backed Certificates, Series [ ]

          This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the above-captioned Certificates held by you for our account (i) are owned by a person that is a United States person, or
(ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Certificates through the foreign branch of a financial institution and who holds the Certificates through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Certificates for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Certificates in bearer form with respect to such of said Certificates as then appear in your books as being held for our account.

          This Certificate excepts and does not relate to U.S. $____ principal amount of certificates held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Certificates in such principal amount cannot be made until we are able to so certify.

          We understand that this Certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this Certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the

United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.



Dated:  *             By:  __________________________________
                            As, or as agent for, the beneficial owner(s) of the interest in the Certificates to which this Certificate relates.


------------------------
* This Certificate must be dated on the earlier of the date of the first actual payment of interest in respect of the Certificates and the date of the delivery of the Certificates in definitive form.

                                                                   EXHIBIT H-1


                          FORM OF OPINION OF COUNSEL
                          WITH RESPECT TO AMENDMENTS

                       Provisions to be included in the
                           Opinion of Counsel to be
                 delivered pursuant to Section 13.01(d)(i)(2)

          The opinions may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on any applicable Closing Date or Substitution Date and shall address:

          (a) The amendment to the [Pooling and Servicing Agreement], [Supplement], attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Transferors and constitutes the legal, valid and binding agreement of the Transferors, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors' rights generally or the rights of creditors of national banking associations. The enforceability of the Transferors' obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Amendment has been entered into in accordance with the terms and provisions of Section 13.01 of the Pooling and Servicing Agreement.


-----------------------

(2)  The opinions or any portion hereof may be provided by one or more counsel.

                                                                   EXHIBIT H-2


                          FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO ACCOUNTS

                       Provisions to be included in the
                           Opinion of Counsel to be
                 delivered pursuant to Section 13.02(d)(iii)(3)

          The opinions may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on any applicable Closing Date or Substitution Date and shall address:

          (a) The Agreement creates a valid security interest in favor of the Trustee, for the benefit of the Certificateholders in the Transferors' right, title and interest in and to the Receivables and the proceeds thereof.

          (b) For purposes of Section 9-307 of the New York UCC, the Transfer is located in [insert jurisdiction]. For purposes of Section 9-301 of the New York UCC, the local law of [insert jurisdiction] governs perfection, the effect of perfection or nonperfection and the priority of the security interest in the Receivables in favor of the Trustee granted under the Agreement;

          (c) the security interest of the Trust in the Receivables transferred from the LLC is perfected under the law of [insert applicable jurisdiction].


--------------------

(3) The opinions or any portion thereof may be set forth by various business firms in whole or in part as designated by the parties.

                                                                   EXHIBIT H-3


                       FORM OF ANNUAL OPINION OF COUNSEL

                       Provisions to be included in the
                           Opinion of Counsel to be
                 delivered pursuant to Section 13.02(d)(iv)(4)

          The opinions may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on any applicable Closing Date or Substitution Date and shall address:

          (a) The Agreement creates a valid security interest in favor of the Trustee, for the benefit of the Certificateholders in the Transferors' right, title and interest in and to the Receivables and the proceeds thereof.

          (b) For purposes of Section 9-307 of the New York UCC, the Transfer is located in [insert jurisdiction]. For purposes of Section 9-301 of the New York UCC, the local law of [insert jurisdiction] governs perfection, the effect of perfection or nonperfection and the priority of the security interest in the Receivables in favor of the Trustee granted under the Agreement;

          (c) the security interest of the Trust in the Receivables transferred from the LLC is perfected under the law of [insert applicable jurisdiction].

-----------------

(4) The opinions or any portion thereof may be set forth by various business firms in whole or in part as designated by the parties.

                                                                    SCHEDULE 1


                               List of Accounts

                     [Original list delivered to Trustee]


                                     H-1